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EXHIBIT 10.12   MORTGAGE LOAN WAREHOUSING AGREEMENT

         THIS MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Agreement") is made as of the _____ day of _________, 1994, by and between CAROLINA INVESTORS, INC., a ________ corporation (the "Company") and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking corporation (the "Lender").

                              STATEMENT OF PURPOSE

         The Company has requested the Lender to extend to the Company a mortgage warehousing line of credit, and the Lender has agreed to do so on the terms and subject to the conditions set forth herein. All capitalized terms not otherwise defined herein are defined in Paragraph 10 hereof.

         Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

         1.      Credit Facility.

                 1(a)     Lending Limit.  Subject to the conditions set forth
herein, the Lender agrees that it shall from time to time up to and including the Business Day immediately preceding the Maturity Date, advance loans (the "Loans" or a "Loan") to the Company in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which said Loan was requested), the lesser of:

                          (1)     The Credit Limit; and

                          (2)     The Collateral Value of the Borrowing Base.

                 1(b)     Interest Rate.  All Loans shall bear interest at the
Applicable Corporate Base Rate.

                 1(c)     Payment of Interest.  The Company shall pay to the
Lender interest on Loans outstanding hereunder from the date disbursed to but not including the date of payment. Interest on Loans shall be payable monthly, in arrears, as provided in Paragraph 2(d) below.

         2.      Miscellaneous Lending Provisions.

                 2(a)     Use of Proceeds.  The proceeds of all Loans shall be
used by the Company for the purpose of originating and acquiring Mortgage Loans and for other general corporate purposes in the ordinary course of the Company's business.

                 2(b)     Request For Loans; Making of Loans.  If the Company
desires to borrow a Loan hereunder, the Company shall make a Loan Request to the Lender no later than 10:00 a.m. (Charlotte, North Carolina time) on the proposed funding date. The Lender shall make available the proposed Loan by crediting the amount thereof in immediately available same day

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funds to the Funding Account no later than 4:00 p.m. (Charlotte, North Carolina time) on such date.

                 2(c)     Note.  The obligation of the Company to repay the
Loans shall be evidenced by a note payable to the order of the Lender in the form attached hereto as Exhibit A (the "Note").

                 2(d)     Interest and Fee Billing and Payment.  The Lender
shall, on or before the fifth Business Day of each month, deliver to the Company an interest and fee billing for the immediately preceding month, which billing shall set forth interest accrued and payable on Loans and fees payable hereunder for such month and which billing shall be payable no later than the second Business Day following receipt thereof by the Company. In the alternative, the Lender may debit the Company's account(s) maintained with the Lender for the amount of such accrued interest and fees payable. The Lender shall send the Company a detailed accounting of the amount of interest and fees so debited.

                 2(e)     Repayment of Principal.  Subject to the prepayment
requirements of Paragraph 2(j) below and the required application of proceeds from the sale or other disposition of Mortgage Loans as provided in the Security Agreement, the Company shall pay the principal amount of all Loans on the Maturity Date.

                 2(f)     Borrowing Base Conformity.

                          (1) The Company shall cause to be maintained with the Lender a Borrowing Base such that the Collateral Value of the Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Loans.

                          (2) The Company shall prepay Loans to the Lender, upon telephonic or facsimile demand by the Lender, on any day in the amount by which the aggregate principal amount of outstanding Loans exceeds the Collateral Value of the Borrowing Base, said prepayment to be made on the date on which demand is made by the Lender if made prior to 4:00 p.m. (Charlotte, North Carolina time) or, if made later than 4:00 p.m. (Charlotte, North Carolina time), before 9:00 a.m. (Charlotte, North Carolina time) on the next Business Day.

                          (3) If at such time as the Company shall be required to prepay Loans under this Paragraph 2(f) there shall not have occurred and be continuing an Event of Default or Potential Default hereunder, in lieu of prepaying the Loans as required, the Company may deliver to the Lender additional Eligible Mortgage Loans such that the Collateral Value of the Borrowing Base, after giving effect to the inclusion of such Eligible Mortgage Loans in the Borrowing Base, shall be in compliance with the requirements of subparagraphs (1) and (2) above.

                 2(g)     Nature and Place of Payments.  All payments made on
account of the Obligations shall be made to the Lender and the Lender is hereby irrevocably authorized to debit the Settlement Account on account thereof. All payments made on account of the Obligations shall be made without setoff or counterclaim in lawful money of the United States of America in immediately available same day funds, free and clear of and without deduction for any taxes,





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fees or other charges of any nature whatsoever imposed by any taxing authority and if received by the Lender by 4:00 p.m. (Charlotte, North Carolina time) such payment will be credited on the Business Day received. If a payment is received after 4:00 p.m. (Charlotte, North Carolina time) by the Lender, such payment will be credited on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate until credited. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

                 2(h)     Post-Maturity Interest.  Any Obligations not paid
when due (whether at stated maturity, upon acceleration or otherwise) shall bear interest from the date due until paid in full at a per annum rate equal to two percent (2%) above the interest rate otherwise applicable thereto, or, if such Obligations do not otherwise bear interest, two percent (2%) above the Applicable Corporate Base Rate.

                 2(i)     Computations.  All computations of interest and fees
payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

                 2(j)     Prepayments.

                          (1) The Company may voluntarily prepay Loans hereunder in whole or in part at any time.

                          (2) Loans hereunder are subject to mandatory prepayment pursuant to Paragraph 2(f) above and, in addition, by application of proceeds of the sale or other disposition of Collateral as provided in the Security Agreement.

                 2(k)     Allocation of Payments Received.

                          (1) Prior to the occurrence of an Event of Default and acceleration of all Loans outstanding hereunder or termination of the commitment of the Lender to advance Loans hereunder, all amounts received by the Lender shall be applied against the outstanding Obligations.

                          (2) Following the occurrence of an Event of Default and acceleration of all Loans outstanding hereunder or termination of the commitment of the Lender to advance Loans hereunder, all amounts received by the Lender on account of the Obligations shall be applied by the Lender as follows:

                                  (i)      First, to the payment of reasonable
                          costs and expenses incurred by the Lender in the enforcement of its rights under the Credit Documents, including, without limitation, all costs and expenses of collection, attorneys' fees, court costs and foreclosure expenses;

                                  (ii)     Second, to the Lender to be applied
                          against the Obligations until the Obligations shall have been paid in full; and

                                  (iii)    Third, to such Persons as may be
                          legally entitled thereto.





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                 2(l)     Fees.  The Company shall pay the following fees to
the Lender:

                          (1)     Such closing fees as are agreed to in writing
by the Company and the Lender, said fees to be payable on or before the date of making the first Loan hereunder.

                          (2)     A commitment fee, such fee to be computed on
a per annum basis payable in monthly installments, in arrears, on the applicable dates specified in Paragraph 2(d) hereof, each such installment to be in an amount equal to the product of: (i) the average daily amount by which the Credit Limit exceeds the amount of Loans outstanding, multiplied by (ii) 0.25%, divided by (iii) 12.

         3.      Security Agreement; Guaranties; Additional Documents.

                 3(a)     Security Agreement and Financing Statements.  On or
before the date hereof, the Company shall execute and deliver to the Lender:
(1) a security agreement in the form of that attached hereto as Exhibit B (the "Security Agreement"), pursuant to which the Company shall pledge, assign and grant to the Lender a perfected, first priority security interest in and lien upon the Collateral, and (2) such UCC financing statements as the Lender may request.

                 3(b)     Guaranties.  On or before the date hereof, the
Company shall cause to be executed and delivered to the Lender by each of the Guarantors a continuing guaranty substantially in the form of that attached hereto as Exhibit C (collectively, the "Guaranties").

                 3(c)     Further Documents.  The Company agrees to execute and
deliver and to cause to be executed and delivered to the Lender from time to time such confirmatory and supplementary security agreements, financing statements and other documents, instruments and agreements as the Lender may reasonably request, which are in the Lender's judgment necessary or desirable to obtain for the Lender the benefit of the Credit Documents and the Collateral.

         4.      Conditions to Making of Loans.

                 4(a)     First Loan.  As conditions precedent to the Lender's
obligation to make the first Loan hereunder:

                          (1) The Company shall have delivered, or shall have caused to be delivered, to the Lender, in form and substance satisfactory to the Lender and its counsel, each of the following:

                                  (i)      A duly executed copy of this
                          Agreement;

                                  (ii) A duly executed copy of the Security Agreement and of each of the Guaranties;

                                  (iii)    A duly executed copy of the Note;

                                  (iv)     Duly executed copies of all
                          financing statements and other documents, instruments and agreements, properly executed, deemed





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                          necessary or appropriate by the Lender, in its
                          reasonable discretion, to obtain for the Lender a perfected, first priority security interest in and lien upon the Collateral;

                                  (v)      Such credit applications, financial
                          statements, authorizations and such information concerning the Company or either of the Guarantors or the business, operations and conditions (financial and otherwise) of the Company or either of the Guarantors as the Lender may reasonably request;

                                  (vi)     Certified copies of resolutions of
                          the Board of Directors of each of the Company and the Guarantors approving the execution and delivery of the Credit Documents to which such Person is a party, the performance of the Obligations and any other obligations thereunder and the consummation of the transactions contemplated thereby;

                                  (vii) A certificate of the Secretary or an Assistant Secretary of each of the Company and the Guarantors certifying the names and true signatures of the officers of such Person authorized to execute and deliver the Credit Documents to which such Person is a party;

                                  (viii)   A copy of the Articles of
                          Incorporation of each of the Company and the Guarantors, certified by the respective Secretary or an Assistant Secretary of such Person as of the date of this Agreement as being accurate and complete;

                                  (ix)     A copy of the Bylaws of each of the
                          Company and the Guarantors, certified by the respective Secretary or an Assistant Secretary of such Person as of the date of this Agreement as being accurate and complete;

                                  (x)      A certificate (A) of the Secretary
                          of State of the State of South Carolina, certifying as of a recent date that the Company is in good standing; (B) of the Secretary of State of South Carolina, certifying as of a recent date that EFI is in good standing; and (C) of the Secretary of State of the State of South Carolina, certifying as of a recent date that EGI is in good standing;

                                  (xi)     An opinion of counsel for the
                          Company and the Guarantors substantially in the form of Exhibit D attached hereto and covering such other matters as the Lender may reasonably request;

                                  (xii)    Evidence satisfactory to the Lender
                          that each of the Funding Account and the Settlement Account has been opened;

                                  (xiii)   A duly completed Borrowing Base
                          Schedule dated as of the date of the first Loan hereunder and certified by the Company to be true in all respects; and





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                                  (xiv)    A Covenant Compliance Certificate
                          demonstrating in detail satisfactory to the Lender that the Company is in compliance with the covenants set forth in Paragraphs 7(j), 7(k), 7(l), 7(m), 7(n), 7(o), 7(p), 7(q), 7(r), 7(s), 7(t) and 7(u) below.

                          (2) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Credit Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                          (3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Credit Documents shall be satisfactory in form and substance to the Lender and its counsel.

                          (4) All fees required to be paid on or before the date hereof pursuant to Paragraph 2(l) above shall have been paid prior to (or will be paid concurrently with) the making of the first Loan hereunder.

                 4(b)     Ongoing Loans.  As conditions precedent to the
Lender's obligation to make any Loan hereunder, including the first Loan, at and as of the date of advance thereof;

                          (1) There shall have been delivered to the Lender a Loan Request therefor;

                          (2) The representations and warranties of the Company contained in the Credit Documents shall be accurate and complete in all respects as if made on and as of the date of such advance, conversion or continuance;

                          (3) There shall not have occurred an Event of Default or Potential Default;

                          (4) Following the funding of the requested Loan, the aggregate principal amount of Loans outstanding will not exceed the lesser of: (i) the Credit Limit and (ii) the Collateral Value of the Borrowing Base;

                          (5) There shall not have occurred any material adverse change in the financial condition, assets, nature of assets, operations or prospects of the Company from that represented in this Agreement, the other Credit Documents, or the documents or information furnished to the Lender in connection herewith or therewith; and

                          (6) The Required Documents for the Mortgage Loan(s) being funded therewith shall have been received by the Lender.





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By making a Loan Request to the Lender hereunder, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(2) through (b)(6) above.

         5.      Representations and Warranties of the Company.

         The Company represents and warrants to the Lender that:

                 5(a)     Financial Condition.  The consolidated financial
statements, dated the Statement Date and the Interim Date, copies of which have been furnished to the Lender, are complete and correct and have been prepared to present fairly, in accordance with GAAP, the financial condition of the Company and its Subsidiaries at such dates and the results of the operations and changes in financial position of the Company and its Subsidiaries for the fiscal periods then ended.

                 5(b)     No Change.  As of the date hereof, there has been no
material adverse change in the business, operations, assets or financial or other condition of the Company or its Subsidiaries from that shown on the consolidated financial statements dated as of the Interim Date referred to in Paragraph 5(a) above.

                 5(c)     Corporate Existence; Compliance with Law.  The
Company: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of South Carolina and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Company or its property or business or on the ability of the Company to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations including, without limitation, the federal Consumer Credit Protection Act, the federal Real Estate Settlement Procedures Act, the federal Equal Credit Opportunity Act, the federal Truth-in-Lending Act, and the regulations promulgated thereunder, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base.

                 5(d)     Corporate Power; Authorization; Enforceable
Obligations. The Company has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents. The Credit Documents have been duly executed and delivered on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                 5(e)     No Legal Bar.  The execution, delivery and
performance of the Credit Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company the violation of which could





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have a material adverse effect on the business, operations, assets or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base or create or result in the creation of any Lien (except the Lien created by the Security Agreement) on any assets of the Company.

                 5(f)     No Material Litigation.  Except as disclosed on
Exhibit E hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or against any of its properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base.

                 5(g)     Taxes.  To the best of the Company's knowledge, all
tax returns that are required to be filed by or on behalf of the Company have been filed and all taxes shown to be due and payable on said returns or on any assessments made against the Company or any of its property (other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company has established adequate reserves in conformity with GAAP) have been paid and taxes which unknown to the Company were not paid.

                 5(h)     Investment Company Act.  The Company is not an
"investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 5(i)     Federal Reserve Board Regulations.  The Company is
not engaged and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan issued hereunder will be used, directly or indirectly, for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

                 5(j)     ERISA.  The Company and each of its ERISA Affiliates
are in compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

                 5(k)     Assets.  The Company has good and marketable title to
all property and assets reflected in the financial statements referred to in Paragraph 5(a) above, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. The Company has no outstanding Liens on any of its properties or assets and there are no security agreements to which the Company is a party, nor any title retention agreements, whether in the form of leases or otherwise, of any personal property except as permitted under Paragraph 7(a) below.

                 5(l)     Securities Acts.  The Company has not issued any
unregistered securities in violation of the registration requirements of Paragraph 5 of the Securities Act of 1933, as amended, or any other law, and is not violating any rule, regulation or requirement under the





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Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The Company is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Note.

                 5(m)     Consents, etc.  No consent, approval, authorization
of, or registration, declaration or filing with, any Governmental Authority is required on the part of the Company in connection with the execution and delivery of the Credit Documents (other than filings to perfect the security interests granted by it) or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

                 5(n)     No Other Warehousing Indebtedness.  After the funding
of the first Loan hereunder, the Company will have no other mortgage warehousing Indebtedness other than that shown on Exhibit I attached hereto, and such mortgage warehousing Indebtedness shown on Exhibit I attached hereto, together with the Indebtedness evidenced by this Agreement, shall constitute the sole mortgage warehousing Indebtedness of the Company.

                 5(o)     Ownership.  Schedule II attached hereto and
incorporated herein by reference lists all of the shareholders of Company as of the effective date of this Agreement.

                 5(p)     Subsidiaries.  As of the effective date of this
Agreement, the Company has the following two (2) Subsidiaries: (i) Premier Financial Services, Inc., a __________ corporation, and (ii) The Loan Pro$, Inc., a ___________ corporation. As of the effective date of this Agreement, the Company is the sole shareholder of Premier Financial Services, Inc. and owns eighty percent (80%) of the outstanding capital stock of The Loan Pro$, Inc.

                 5(q)     Investor Obligations.  No consent, approval,
authorization of, or registration, declaration or filing with, any Governmental Authority, other than those consents, approvals or authorizations already received, and those registrations, declarations and filings already made, are required on the part of the Company in connection with its issuance of Investor Obligations. The Company is authorized and eligible to issue Investor Obligations.

         6. Affirmative Covenants. The Company hereby covenants and agrees with the Lender that, as long as any Obligations remain unpaid or the Lender has any obligation to make Loans hereunder, the Company shall:

                 6(a)     Financial Statements.  Furnish or cause to be
furnished to the Lender:

                          (1) Within ninety (90) days after the last day of each fiscal year of the Company, consolidated statements of income and cash flows for such year and consolidated balance sheets as of the end of such year of the Company and its Subsidiaries, presented fairly in accordance with GAAP and accompanied by an unqualified report of a firm of independent certified public accountants acceptable to the Lender and including therewith a copy of any management letter from such certified public accountants;

                          (2) Within thirty (30) days after the last day of each calendar month, consolidated statements of income for such month and consolidated balance sheets as of the end of such month of the Company and its Subsidiaries accompanied in each case by





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                 a Covenant Compliance Certificate of the appropriate officer of the Company, stating that such financial statements are prepared fairly in accordance with GAAP and demonstrating in detail satisfactory to the Lender compliance with the financial covenants set forth in Paragraphs 7(j), 7(k), 7(l), 7(m), 7(n), 7(o), 7(p), 7(q), 7(r), 7(s), 7(t), and 7(u) below as of and at the end of such month.

                 6(b)     Certificates; Reports; Other Information.  Furnish or
cause to be furnished to the Lender:

                          (1) Within fifteen (15) days after the last day of each calendar month, a Monthly Operating Report;

                          (2)     No less frequently than monthly, within ten
                 (10) days after the last day of each calendar month unless otherwise requested in writing by the Lender and more frequently at Lender's request, a report for such month showing, for all Eligible Mortgage Loans included in the Borrowing Base during such month, (i) the current unpaid principal balance of such Eligible Mortgage Loans, and (ii) the payment status of such Eligible Mortgage Loans, including information regarding 30, 60 and 90 day delinquencies of such Eligible Mortgage Loans.

                          (3) Promptly, such additional financial and other information, including, without limitation, financial statements of the Company, and information regarding the Collateral as the Lender may from time to time reasonably request;

                          (4) Promptly, and in any event within five (5) business days after received, sent or filed by the Company, (i) copies of any and all forms, reports, supplements or other documents of any kind filed by the Company, any Subsidiary of the Company or by either Guarantor with the Securities Commission of the State of South Carolina; and (ii) copies of all correspondence between the Securities Commission of the State of South Carolina and any of the Company, any Subsidiary of the Company or either Guarantor; and

                          (5) Promptly, and in any event within five (5) business days after filed by the Company, copies of any and all forms, reports, supplements or other documents of any kind filed by the Company or by either Guarantor with the Securities and Exchange Commission.

                 6(c) Payment of Indebtedness. Pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of the Lender for the payment thereof in the event the Company is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company.

                 6(d)     Maintenance of Existence and Properties.  Maintain
its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, including but not limited to





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all approvals with respect to the Securities and Exchange Commission or the
Securities Commission of the State of South Carolina, and comply with all Contractual Obligations and Requirements of Law (including, without limitation, any Requirements of Law under or in connection with ERISA, the federal Consumer Credit Protection Act, the federal Real Estate Settlement Procedures Act, the federal Equal Credit Opportunity Act, the federal Truth-in-Lending Act, and any regulations promulgated thereunder), except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base.

                 6(e) Inspection of Property; Books and Records; Audits.

                          (1) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

                          (2)     Permit:  (i) representatives of the Lender to
         (A) visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by the Lender (but, prior to the occurrence of an Event of Default, only upon not less than two Business Days' prior notice), and (B) discuss the business, operations, properties and financial and other condition of the Company with officers and employees of the Company, and with its independent certified public accountants, and (ii) representatives of the Lender to conduct periodic operational audits of the Company's business and operations.

                 6(f) Notices.  Promptly give written notice to the Lender of:

                          (1) The occurrence of any Potential Default or Event of Default known to responsible management personnel of the Company and the proposed method of cure thereof;

                          (2) Any litigation or proceeding affecting the Company or the Collateral which could have a material adverse effect on the Collateral, the Collateral Value of the Borrowing Base or the business, operations, property, or financial or other condition of the Company;

                          (3)     A material adverse change known to
         responsible management personnel of the Company in the business, operations, property or financial or other condition of the Company; and

                          (4)     Any changes in the following senior
         management positions of the Company: President, Chief Executive Officer, Chief Financial Officer, or any Executive Vice President.

                 6(g)     Expenses.  Pay all reasonable out-of-pocket costs and
expenses (including fees and disbursements of legal counsel) of the Lender:
(1) incident to the preparation and negotiation of the Credit Documents, including with respect to or in connection with any waiver or amendment thereof or thereto, (2) associated with any periodic audits conducted pursuant to Paragraph 6(e)(2)(ii) above, and (3) incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidations reorganization moratorium or other similar proceedings involving the Company or a "workout" of the Obligations. The obligations of the Company under this Paragraph 6(g) shall be effective and enforceable whether or not any Loan is advanced by the Lender hereunder and shall survive payment of all other Obligations.

                 6(h)     Credit Documents.  Comply with and observe all terms
and conditions of the Credit Documents.

                 6(i)     Insurance.  Obtain and maintain insurance with
responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage in form and substance acceptable to Lender, and will use best efforts to obtain an insurance policy containing fidelity coverage, and furnish the Lender on request full information as to all such insurance, and to provide within five
(5) days after receipt, certificates or other documents evidencing the renewal of each such policy.

                 6(j)     Investor Obligations.  The Company shall obtain all
consents, approvals and authorizations of, and shall make all registrations, declarations and filings with, any Governmental Authority which are required on the part of the Company in connection with its issuance of Investor Obligations. The Company shall at all times remain authorized and eligible to issue Investor Obligations.

         7. Negative Covenants. The Company hereby agrees that, as long as any Obligations remain unpaid or the Lender has any obligation to make Loans hereunder, the Company shall not at any time, directly or indirectly:

                 7(a)     Liens.  Create, incur, assume or suffer to exist, any
Lien upon the Collateral except as contemplated by the Security Agreement, or create, incur, assume or suffer to exist any Lien upon any of its other property and assets (including servicing rights) except:

                          (1) Liens for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Company shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

                          (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases or for purposes of like general nature in the ordinary course of the Company's business;

                          (3) Purchase money security interests for property (except Mortgage Loans) hereafter acquired, conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall affect any servicing rights or extend to any property other than the property acquired; and

                          (4)     Liens securing Permitted Secured Debt.

                 7(b)     Indebtedness.  Create, incur, assume or suffer to
exist, or otherwise become or be liable in respect of any Indebtedness except:

                          (1)     The Obligations;

                          (2)     Investor Obligations;

                          (3) Indebtedness reflected in the financial statements referred to in Paragraph 5(a) above;

                          (4) Trade debt incurred in the ordinary course of business, paid within thirty (30) days after the same has become due and payable or which is being contested in good faith, provided provision is made to the satisfaction of the Lender for the eventual payment thereof in the event it is found that such contested trade debt is payable by the Company;

                          (5) Indebtedness secured by Liens permitted under Paragraph 7(a) above; and

                          (6)     Permitted Other Debt.

                 7(c)     Consolidation and Merger; Change of Business.
Liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination or make any change in the nature of its business as a mortgage banker as presently conducted.

                 7(d)     Acquisitions.  Without the prior consent of the
Lender (which consent shall not be unreasonably withheld), purchase or acquire or incur liability for the purchase or acquisition of any or all of the assets or business of any Person, other than in the normal course of business as currently conducted.

                 7(e)     Transfer of Stock.  Permit the acquisition, purchase,
redemption, retirement, transfer or issuance of any shares of its capital stock now or hereafter outstanding which would result in EFI owning less than one hundred percent (100%) of its outstanding capital stock.

                 7(f)     Subsidiaries.  Without the prior consent of the
Lender (which consent shall not be unreasonably withheld), organize any Subsidiary other than those in existence as of the effective date of this Agreement, or sell any Subsidiary in existence as of the effective date of this Agreement.

                 7(g)     Investments; Advances; Guaranties.  Make or commit to
make any advance, loan or extension of credit (other than Mortgage Loans made in the ordinary course of the Company's business) or capital contribution to, or purchase any stocks, bonds, notes, debentures or other securities of, or make any other investment in, or guaranty the indebtedness or other obligations of, any Person, in excess of the level permitted in Paragraph 7(o) below.

                 7(h)     Sale of Assets.  Sell, lease, assign, transfer or
otherwise dispose of any of the assets of the Company or its Subsidiaries (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as currently conducted and at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage Loans with or without servicing released and of mortgage servicing rights is in the ordinary course of business).

                 7(i)     Dividends.  Without the prior consent of the Lender
(which consent shall not be unreasonably withheld), during any fiscal quarter, declare and pay any dividends, or return any capital, to its shareholders or authorize or make any other distribution, payment or delivery of property or cash to its shareholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any option or warrants issued by it for or with respect to its capital stock), or set aside any funds for any of the foregoing purposes; provided, however, that the Company shall make no dividend or distribution under this Paragraph 7(i) if, at the time of or after giving effect to such dividend or distribution, an Event of Default shall have occurred and be continuing.

                 7(j)     Liabilities to Tangible Net Worth Ratio.  Permit its
ratio at any date of Total Liabilities to Tangible Net Worth to be more than 35.0:1.0.

                 7(k)     Minimum Tangible Net Worth.  Permit its Tangible Net
Worth as of the last day of any month to be less than $2,750,000.00.

                 7(l)     Liabilities to Book Net Worth Ratio.  Permit its
ratio at any date of Total Liabilities to Book Net Worth to be more than 20.0:1.0.

                 7(m)     Minimum Book Net Worth.  Permit its Book Net Worth as
of the last day of any month to be less than $5,000,000.00.

                 7(n)     Minimum Cash and Cash Equivalents.  Permit the amount
of Cash and Cash Equivalents as of the last day of any fiscal quarter to be less than $500,000.00.

                 7(o)     Maximum Affiliate Receivables.  Permit the amount of
Affiliate Receivables to exceed an amount equal to (i) $21,000,000.00, less
(ii) one hundred percent (100%) of all Affiliate Receivables owed to the Company by any Affiliate of the Company at the time of the sale of such Affiliate.

                 7(p)     Non-Performing Assets to Mortgage Loans Ratio.
Permit its ratio at any date of the outstanding principal balance of all Mortgage Loans owned by the Company to Non-Performing Assets, each calculated as of such date, to be less than 5.0:1.0.

                 7(q)     Non-Performing Assets to Book Net Worth Ratio.
Permit its ratio at any date of Non-Performing Assets as of such date to Book Net Worth to be more than 1.75:1.0.

                 7(r)     Non-Performing Assets to Tangible Net Worth Ratio.
Permit its ratio at any date of Non- Performing Assets as of such date to Tangible Net Worth to be more than 3.0:1.0.

                 7(s)     Delinquency Ratio.  Permit its ratio of all Mortgage
Loans owned by the Company to Mortgage Loans with respect to which any payment of principal or interest is more than thirty (30) days past due the payment due date set forth in the underlying loan documents to be less than 5.0:1.0.

                 7(t)     Interest Coverage.  Permit, as of the last day of any
month, the amount of interest actually received by the Company during such month with respect to Mortgage Loans owned by the Company to be less than the amount of interest expense incurred by the Company during such month with respect to (i) Investor Obligations, (ii) the Obligations, and (iii) any other Indebtedness of the Company to financial institutions with respect to term loans or revolving credit facilities under which the Company is a borrower.

                 7(u)     Cash Basis EBITDA to Interest Expense Ratio.  Permit
its ratio, as of the last day of any month, of Cash Basis EBITDA for such month, to the amount of interest expense incurred by the Company during such month with respect to (i) Investor Obligations, (ii) Obligations and (iii) any other Indebtedness of the Company owed to financial institutions with respect to term loans or revolving credit facilities under which the Company is a borrower, to be less than 1:15:1.0.

         8. Events of Default. Upon the occurrence of any of the following events (an "Event of Default"):

                 8(a) The Company shall fail to pay principal or interest on any Loan or any fee payable pursuant to Paragraph 2(l) above or any amount payable pursuant to Paragraph 2(f)(2) above when due; or

                 8(b) Any representation or warranty made or deemed made by the Company or either of the Guarantors in any Credit Document or in connection with any Credit Document shall be inaccurate or incomplete in any respect on or as of the date made or deemed made; or

                 8(c) The Company shall fail to maintain its corporate existence or shall default in the observance or performance of any covenant or agreement contained in Paragraph 7 above or in the Security Agreement; provided, however, that the failure of the Company to perform any covenant contained in Paragraphs 7(j) through 7(u), inclusive, above, shall not constitute an Event of Default hereunder unless such failure has continued uncured for thirty (30) days; or

                 8(d) The Company shall fail to observe or perform any other term or provision contained in the Credit Documents and such failure shall continue for thirty (30) days after the Company has received notice of such failure; or

                 8(e) The Company shall default in any payment of principal of or interest on any Indebtedness or in any payment of principal or of interest with respect to the Investor Obligations or Indebtedness owed by the Company to any financial institution, or any other event shall occur, the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

                 8(f) (1) The Company or either of the Guarantors shall commence any case, proceeding or other action (i) relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company or either of the Guarantors, or seeking to adjudicate the Company or either of the Guarantors a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or either of the Guarantors or the debts of any of them, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for the Company or for all or any substantial part of the Company's assets, or the Company or either of the Guarantors shall make a general assignment for the benefit of its or their creditors; or (2) there shall be commenced against the Company or either of the Guarantors any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against the Company or either of the Guarantors any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of the assets of any of them which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Company or either of the Guarantors shall take any action in furtherance of, or indicating its or their consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clauses
(1), (2) or (3) above; or (5) the Company or either of the Guarantors shall generally not, or shall be unable to, or shall admit in writing its or their inability to pay its or their debts as they become due; or

                 8(g) (1) The Company or any of its ERISA Affiliates shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or any of its ERISA Affiliates or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, is likely to subject the Company or any of its respective ERISA Affiliates to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company or any of its ERISA Affiliates; or

                 8(h) One or more judgments or decrees shall be entered against the Company and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty
(60) days from the entry thereof; or

                 8(i) Either of the Guarantors shall fail to observe or perform any term or provision of the Guaranty to which such Guarantor is a party or shall attempt to rescind or revoke such Guaranty, with respect to future transactions or otherwise; or

                 8(j)      Any acquisition, purchase, redemption, retirement,
transfer or issuance of the Company's capital stock shall occur in violation of Paragraph 7(e) above; or

                 8(k)      Any acquisition, purchase, redemption, retirement,
transfer or issuance of the capital stock of EFI shall occur which would result in EGI failing to own at least eighty percent (80%) of the outstanding capital stock of EFI; or

                 8(l)     The principal amount of the Investor Obligations
shall decline by more than twenty percent (20%) during any month;

                                     THEN:

                          (1)     Automatically upon the occurrence of an Event
of Default under Paragraph 8(f) above; and

                          (2)     In all other cases, at the option of the
Lender,

the Lender's obligation to make Loans hereunder shall terminate and the principal balance of outstanding Loans and interest accrued but unpaid thereon shall become immediately due and payable, without demand upon or presentment to the Company, which are expressly waived by the Company.

         9.      Miscellaneous Provisions.

                 9(a) Assignment. The Company may not assign its rights or obligations under this Agreement without the prior written consent of the Lender. The Lender shall not assign its rights and obligations under this Agreement to any other party not a party to this Agreement as of the date hereof; provided, however, that the Lender may at any time pledge or assign all or any portion of the Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of the Lender, its successors and assigns, and shall be binding upon the Company, its successors and assigns.

                 9(b) Amendment. Neither this Agreement nor any of the other Credit Documents may be amended or terms or provisions hereof or thereof waived unless such amendment or waiver is in writing and signed by the Lender and the Company. It is expressly agreed and understood that the failure by the Lender to elect to accelerate amounts outstanding hereunder or to terminate the obligation of the Lender to make Loans hereunder shall not constitute an amendment or waiver of any term or provision of this Agreement.

                 9(c) Cumulative Rights; No Waiver. The rights, powers and remedies of the Lender under the Credit Documents are cumulative and in addition to all rights, powers and remedies provided under any and all agreements among the Company and the Lender relating hereto, at law, in equity or otherwise. Any delay or failure by the Lender to exercise any right, power or remedy shall not constitute a waiver thereof by the Lender, and no single or partial exercise by the Lender of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

                 9(d) Entire Agreement. This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

                 9(e) Survival. All representations, warranties, covenants and agreements on the part of the Company and the Guarantors contained in the Credit Documents shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

                 9(f) Notices. All notices given by any party to the others under the Credit Documents shall be in writing unless otherwise provided for herein, delivered personally or by depositing the same in the United States mail, registered, with postage prepaid, addressed to the party at the address set forth on Schedule I attached hereto. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received or, if mailed, on the third Business Day following the date mailed.

                 9(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

                 9(h) Sub-Participation by Lender. The Lender may at any time sell to one or more financial institutions (each of such financial institutions being herein called a "Participant") participating interests in any of the Obligations held by the Lender and its commitments hereunder; provided, however, that: (1) no participation contemplated by this Paragraph 9(h) shall relieve the Lender from its obligations hereunder or under any other Credit Document; (2) the Lender shall remain solely responsible for the performance of such obligations; and (3) the Company shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under the Credit Documents.

                 9(i) Counterparts. This Agreement and the other Credit Documents may be executed in any number of counterparts, all of which together shall constitute one agreement.

                 9(j) Exculpatory Provisions. The Lender shall be liable to the Company for any action taken or omitted to be taken by the Lender under or in connection with the Credit Documents or with respect to the Collateral only to the extent of actual damages suffered by the Company as a result of such action or inaction and only to the extent that such action or inaction is not taken or omitted at the Company's direction.

                 9(k) Indemnification. The Company agrees to indemnify, defend and hold harmless the Lender from and against any and all claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities and damages (including, without limitation, attorneys' fees) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by the Lender in any way relating to or arising out of the Credit Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by the Lender in connection with the foregoing; provided, the Company shall not be liable for any portion of any such claims, obligations, etc., arising out of or resulting from the negligence, gross negligence or willful misconduct of the Lender or its employees. The indemnification obligations of the Company under this Paragraph 9(k) shall survive termination of this Agreement and payment in full of the Obligations.

         10. Definitions. For purposes of this Agreement, the terms set forth below shall have the following meanings:

         "Additional Required Documents" shall mean for any Mortgage Loan those items described on Exhibit F attached hereto.

         "Affiliate" shall mean, as to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. "Control" as used herein means the power to direct the management and policies of such Person.

         "Affiliate Receivables" shall mean that amount reflected on the consolidated balance sheet of the Company and its Subsidiaries as due to the Company from Affiliates of the Company (and as determined in accordance with GAAP).

         "Agreement" shall mean this Agreement, as the same may be amended, extended or replaced from time to time.

         "Applicable Corporate Base Rate" shall mean, at any time, the Corporate Base Rate at such time plus zero percent (0.00%) per annum.

         "Book Net Worth" shall mean the excess of total assets of the Company and its Subsidiaries over Total Liabilities of the Company and its Subsidiaries determined in accordance with GAAP.

         "Borrowing Base" shall mean at any date all Eligible Mortgage Loans delivered to and held by the Lender or otherwise identified as Collateral under the Security Agreement as collateral security for the Obligations.

         "Borrowing Base Schedule" shall mean a schedule prepared by the Lender and certified to by the Company in the form of that attached hereto as Exhibit G.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in Charlotte, North Carolina are authorized or obligated to close their regular banking business.

         "Capitalized Lease Obligations" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

         "Cash and Cash Equivalents" shall mean (i) negotiable currency and coins of the United States held by the Company or its Subsidiaries, (ii) balances in non-restricted bank deposit accounts maintained by or for the benefit of the Company or its Subsidiaries which are freely accessible by the Company or its Subsidiaries, (iii) securities held by or for the benefit of the Company or its Subsidiaries which are issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six (6) months from the date of acquisition, (iv) time deposits and certificates of deposit of any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $500,000,000 held by or for the benefit of the Company or its Subsidiaries with maturities of not more than six months from the date of acquisition by the Company or its Subsidiaries, (v) investments of the Company or its Subsidiaries in money market funds substantially all the assets of which are comprised of securities of the types described in clauses
(iii) or (iv) above, and (vi) amounts available to be borrowed by the Company under, and pursuant to the terms and provisions governing, any revolving lines of credit made available to the Company.

         "Cash Basis EBITDA" shall mean, for any period and without duplication, the sum of the following for the Company and its Subsidiaries: (a) net income (or loss) after taxes for such period, plus (b) to the extent reflected in net income (or loss) after taxes for such period, the aggregate for such period of (i) interest expense on all Indebtedness of the Company and its Subsidiaries, (ii) provision for income taxes, (iii) depreciation and amortization expense, and (iv) any other non-cash expenses; minus (c) to the extent reflected in net income (or loss) after taxes for such period, the aggregate for such period of (i) extraordinary gains (or plus any extraordinary losses) for such period, (ii) all amounts which reflect increases in equity accounts or asset values (whether due to write-ups or otherwise) which are not directly related to cash investments; (iii) dividends or other distributions to the Company or its Subsidiaries which have been declared or allocated but which have not yet been paid to the Company or its Subsidiaries or which have been paid in some form other than cash (e.g. stock dividends); and (iv) any other non-cash revenues. For the purposes of this definition, "net income (or loss)" shall mean net income (or loss) as calculated in accordance with GAAP.

         "Change of Control" shall mean if the persons who are directors of the Company as of the date hereof (together with those who subsequently become directors of the Company and whose election, or nomination for election by the Company's stockholders, is approved by the vote of at least three-quarters of the directors who were either directors as of the date hereof or directors elected or nominated to succeed them as herein provided), shall cease to constitute a majority of the Board of Directors of the Company.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Collateral" shall have the meaning given such term in the Security Agreement.

         "Collateral Value of the Borrowing Base" shall mean at any date the sum of the Unit Collateral Values of all Eligible Mortgage Loans included in the Borrowing Base at such date (including Eligible Mortgage Loans shipped to a permanent investor for purchase pending delivery of the sales proceeds thereof to the Settlement Account).

         "Commonly Controlled Entity" of a Person shall mean a Person, whether or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Internal Revenue Code.

         "Company" shall have the meaning given such term in the introductory paragraph hereof.

         "Contact Office" shall mean the office of the Lender at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288.

         "Contractual Obligation" as to any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Corporate Base Rate" shall mean a rate per annum equal to the rate announced from time to time by the Lender to be its "Prime Rate" as such "Prime Rate" may change from time to time, said changes to occur on the first date the "Prime Rate" changes; it being understood that the "Prime Rate" is the rate announced by the Lender from time to time as its "Prime Rate" and is not necessarily the lowest interest rate charged by the Lender to its customers.

         "Covenant Compliance Certificate" shall mean a certificate in the form of Exhibit H attached hereto.

         "Credit Documents" shall mean this Agreement, the Security Agreement, the Guaranties, the Note and each other document, instrument and agreement executed by the Company or the Guarantors in connection herewith, as any of the same may be amended, extended or replaced from time to time.

         "Credit Limit" shall mean $10,000,000.00.

         "EFI" shall mean Emergent Financial, Inc., a South Carolina corporation.

         "EGI" shall mean Emergent Group, Inc., a South Carolina corporation.

         "Eligible Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and the Company by confirming the inclusion of such Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Lender at and as of the date of such computation):

                 (a) Said Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms.

                 (b) Said Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of the Company and all information set forth therein is true and correct.

                 (c) Said Mortgage Loan is free of any default of any party thereto (including the Company), other than as expressly permitted pursuant to subparagraph (d) below, counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, whether by operation of law or otherwise.

                 (d) No payment under said Mortgage Loan is more than sixty (60) days past due the payment due date set forth in the underlying promissory note and deed of trust (or mortgage).

                 (e) Said Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein.

                 (f) Said Mortgage Loan is in all respects as required by and in accordance with all applicable laws and regulations governing the same, including, without limitation, the federal Consumer Credit Protection Act, the federal Real Estate Settlement Procedures Act, the federal Equal Credit Opportunity Act, the federal Truth-in-Lending Act, and the regulations promulgated thereunder and all applicable usury laws and restrictions, and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with said Mortgage Loan have been given and performed as required.

                 (g) All advance payments and other deposits on said Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by the Company to the Obligor and there have been no prepayments on account of said Mortgage Loan, and said Mortgage Loan has been fully advanced.

                 (h) At all times said Mortgage Loan will be free and clear of all Liens, except in favor of the Lender.

                 (i) The Property covered by said Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of said Mortgage Loan with the Company named as a loss payee thereon.

                 (j) The Property covered by said Mortgage Loan is free and clear of all Liens except of the Company subject only to (1) the Lien of current real property taxes and assessments not yet due and payable; (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record, as of the date of recording, as are acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not materially adversely affect the appraised value of the Property as set forth in such appraisal; (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage Loan or the use, enjoyment, value or marketability of the related Property; and (4) Liens subordinate in priority to the Lien in favor of the Company.

                 (k) If said Mortgage Loan has been withdrawn from the possession of the Lender and:

                          (1) If said Mortgage Loan was withdrawn by the Company for purposes of correcting clerical or other nonsubstantive documentation problems pursuant to a trust receipt, as permitted under Paragraph 6 of the Security Agreement, the Unit Collateral Value of said Mortgage Loan when added to the Unit Collateral Value of other Mortgage Loans included in the calculation of the Collateral Value of the Borrowing Base the promissory notes for which have been similarly withdrawn by the Company does not exceed $500,000, and the promissory note and other documents relating to said Mortgage Loan are returned to the Lender within ten (10) calendar days from the date of withdrawal; and

                          (2) If said Mortgage Loan was shipped by the Lender directly to a permanent investor for purchase, the full purchase price therefor has been received by the Lender (or said Mortgage Loan has been returned to the Lender) within thirty (30) days from the date of shipment by the Lender.

                 (l) The outstanding principal balance of such Mortgage Loan is not less than $40,000 and does not exceed $350,000.

                 (m) The improvements on the Property consist of a completed one-to-four unit single family residence, including but not limited to a condominium, planned unit development or townhouse but excluding in any event a co-op or a mobile home.

                 (n) There has been delivered to the Lender the Required Documents for said Mortgage Loan.

                 (o) Said Mortgage Loan is not subject to any servicing arrangement with any Person other than the Company nor are any servicing rights relating to said Mortgage Loan subject to any Lien, claim, interest or negative pledge in favor of any Person other than as permitted hereunder.

                 (p)      Said Mortgage Loan was originated after January 1,
1993.

                 (q) Said Mortgage Loan has not previously been included in the Borrowing Base, then shipped to an investor and returned, for whatever reason, to the Lender.

                 (r) The Company obtained an appraisal in connection with the origination of said Mortgage Loan as would satisfy all appraisal requirements for said Mortgage Loan if such had been originated by a federally insured depositary institution.

                 (s) Said Mortgage Loan is secured by a first priority mortgage or deed of trust on the Property covered thereby.

                 (t) Said Mortgage Loan is not a revolving credit facility;

                 (u) The proceeds of said Mortgage Loan were used by the Obligor thereon to purchase the Property and improvements thereon covered thereby or to refinance a previous loan secured by the Property and improvements thereon covered thereby, and were not used by the Obligor thereon to construct the improvements on the Property covered thereby.

                 (v) No real property taxes or insurance payments due and payable with respect to the Property covered by said Mortgage Loan are past due the payment due date thereof.

                 (w) The original principal balance of said Mortgage Loan is not greater than eighty-five percent (85%) of the fair market value of the Property covered by such Mortgage Loan, as shown on the appraisal delivered to Lender as a Required Document in connection with such Mortgage Loan.

Provided, however, that notwithstanding the compliance of any Mortgage Loan delivered to Lender with the requirements set forth in subparagraphs (a) through (w) above, Lender shall have the right to exclude such Mortgage Loan as an "Eligible Mortgage Loan" hereunder by reason of Lender's reasonable concerns regarding the appraisal of the Property covered thereby, the credit history or employment stability of the Obligor thereon, the market value of the Mortgage Loan or of the Property covered thereby, or the enforceability of any agreement, document or instrument securing such Mortgage Loan.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended.

         "ERISA Affiliate" shall mean, with respect to any Person, any trade or business (whether or not incorporated) that is a member of the group of which such Person is a member and which is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder in effect from time to time.

         "Event of Default" shall have the meaning set forth in Paragraph 8 above.

         "Funding Account" shall mean Account No. _____________ maintained in Lender's name alone with the Lender at the Contact Office.

         "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

         "Governmental Authority" shall mean any nation or governments any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranties" shall have the meaning given such term in Paragraph 3(b) above, as both or either of such instruments may be amended, extended or replaced from time to time, and "Guaranty" shall mean either of such instruments, as the context requires.

         "Guarantors" shall mean, collectively, EFI and EGI, and "Guarantor" shall mean either of the foregoing Persons, as the context requires.

         "Indebtedness" of any Person shall mean all items of indebtedness which, in accordance with GAAP and practices thereof, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including: without limitation, all obligations for money borrowed and Capitalized Lease Obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

         "Interim Date" shall mean September 30, 1994.

         "Investor Obligations" shall mean the obligations of the Company, if any, to pay principal and interest to those Persons who have established deposit or time deposit accounts with the Company or who are the holders of certificates of deposit issued by the Company, which obligations shall be evidenced by promissory notes made payable by the Company to the order of such Persons.

         "Lender" shall have the meaning given such term in the introductory paragraph hereof.

         "Lien" shall mean any security interest, mortgage, pledge, lien, claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Loan" shall have the meaning given such term in Paragraph 1(a) above.

         "Loan Request" shall mean a request for a Loan conveyed to the Lender from a duly authorized officer of the Company substantially in the form of that attached hereto as Exhibit L, with such request to be confirmed in writing upon the request of the Lender.

         "Maturity Date" shall mean the earlier of: (a) March 31, 1995, as such date may be extended from time to time in writing by the Lender, in its sole discretion, and (b) the date the Lender terminates its obligation to make further Loans hereunder pursuant to Paragraph 8 above.

         "Monthly Operating Report" shall mean a report substantially in the form of that attached hereto as Exhibit K.

         "Mortgage Loan" shall mean a residential real estate secured loan, including, without limitation: (a) a promissory note, any reformation thereof and related deed of trust (or mortgage) and security agreement; (b) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the Company to return premiums or payments with respect thereto; and (c) all right, title and interest of the Company in the Property covered by said deed of trust (or mortgage).

         "Multiemployer Plan" shall mean, as to the Company or any of its ERISA Affiliates, a Plan of such Person which is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

         "Non-Performing Assets" shall mean, as to the Company, (i) the outstanding principal balance of all Mortgage Loans owned by the Company which are classified as "non-accruing" or "non-performing" on the most recent Monthly Operating Report delivered by the Company to the Lender or which are in the process of foreclosure, and (ii) the amount shown on the most recent consolidated balance sheet of the Company and its Subsidiaries as the value of all real property owned by the Company or its Subsidiaries other than any real property on which the offices of the Company or its Subsidiaries are located.

         "Note" shall mean have the meaning given such term in Paragraph 2(c) hereof.

         "Obligations" shall mean any and all debts, obligations and liabilities of the Company to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Credit Documents.

         "Obligor" shall mean the Person or Persons obligated to pay the Indebtedness which is the subject of a Mortgage Loan.

         "Participant" shall have the meaning given such term in Paragraph 9(h) above.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

         "Permitted Other Debt" shall mean that Indebtedness described as "Permitted Other Debt" on Exhibit I attached hereto.

         "Permitted Secured Debt" shall mean that Indebtedness which is the subject of a Lien and described as "Permitted Secured Debt" on Exhibit I attached hereto.

         "Person" shall mean any corporation, natural person, firm, joint venture, partnerships, trust, unincorporated organization or Governmental Authority.

         "Plan" shall mean, as the Company or any of its ERISA Affiliates, any pension plan that is covered by Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

         "Potential Default" shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

         "Proceeds" shall mean whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

         "Property" shall mean the real property, including the improvements thereon, and the personal property (tangible and intangible) which are encumbered pursuant to a Mortgage Loan.

         "Reportable Event" shall mean a reportable event as defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of ERISA.

         "Required Documents" shall mean for any Mortgage Loan those items described on Exhibit J attached hereto.

         "Requirements of Law" shall mean, as to any Person, the Articles or Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Security Agreement" shall have the meaning given such term in Paragraph 3(a) above, as the same may be amended, extended or replaced from time to time.

         "Settlement Account" shall mean Account No. _____________ maintained in the name of the Lender at the Contact Office.

         "Single Employer Plan" shall mean, as to the Company or any of its ERISA Affiliates, any Plan of such Person which is not a Multiemployer Plan.

         "Statement Date" shall mean December 31, 1993.

         "Subsidiary" shall mean any corporation, partnership or joint venture more than fifty percent (50%) of the stock or other ownership interest of which having by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of such corporation, partnership or joint venture (irrespective of whether or not at the time stock of any other class or classes of such corporation, partnership or joint venture shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly or through Subsidiaries.

         "Tangible Net Worth" shall mean at any date:

                 (a)      Book Net Worth, minus

                 (b) The sum of all assets of the Company and its Subsidiaries which would be classified as intangible assets under GAAP, including, without limitation, purchased and capitalized value of servicing rights, excess servicing fees, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and research and product development costs).

         "Total Liabilities" shall mean total liabilities of the Company and its Subsidiaries determined in accordance with GAAP.

         "Unit Collateral Value" shall mean at any time, with respect to each Eligible Mortgage Loan included in the Borrowing Base, seventy-five percent (75%) of the unpaid principal balance thereof at such time.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the day and year first above written.

                                           CAROLINA INVESTORS, INC.,
         [CORPORATE SEAL]                  a South Carolina corporation

ATTEST:
By                                By
  ------------------------          ---------------------------------
Name                              Name
    ----------------------            -------------------------------
Title                             Title
     ---------------------             ------------------------------


                                           FIRST UNION NATIONAL BANK OF NORTH
                                           CAROLINA, a national banking association
         [CORPORATE SEAL]

ATTEST:
By                                By
  ------------------------          ---------------------------------
Name                              Name
    ----------------------            -------------------------------
Title                             Title
     ---------------------             ------------------------------


                                           EMERGENT FINANCIAL, INC., a South Carolina
                                           corporation, as a Guarantor
         [CORPORATE SEAL]

ATTEST:
By                                By
  ------------------------          ---------------------------------
Name                              Name
    ----------------------            -------------------------------
Title                             Title
     ---------------------             ------------------------------


                                           EMERGENT GROUP, INC., a South Carolina
                                           corporation, as a Guarantor
         [CORPORATE SEAL]

ATTEST:
By                                By
  ------------------------          ---------------------------------
Name                              Name
    ----------------------            -------------------------------
Title                             Title
     ---------------------             ------------------------------

                         LIST OF SCHEDULES AND EXHIBITS



Schedule I       Schedule of Addresses

Schedule II      Shareholders of Company

Exhibit A        Form of Promissory Note

Exhibit B        Form of Security and Collateral Agency Agreement

Exhibit C        Form of Guaranty

Exhibit D        Form of Legal Opinion of Counsel for the Company and the
                 Guarantors

Exhibit E        Litigation Schedule

Exhibit F        Schedule of Additional Required Documents

Exhibit G        Form of Borrowing Base Schedule

Exhibit H        Form of Covenant Compliance Certificate

Exhibit I        Schedule of Permitted Other Debt (Including Permitted Secured
                 Debt)

Exhibit J        Schedule of Required Documents

Exhibit K        Form of Monthly Operating Report

Exhibit L        Form of Loan Request

                                   SCHEDULE I
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF ____________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                             SCHEDULE OF ADDRESSES


BORROWER:

Carolina Investors, Inc.
208 Garvin Street
Pickens, South Carolina 29671
Attention:
           -------------------


BANK:

First Union National Bank of North Carolina
One First Union Center, CORP-6, TW-19
301 South College Street
Charlotte, North Carolina 28288
Attention: Mr. R. Steven Hall



GUARANTORS:

Emergent Financial, Inc.

---------------------------------------------------

---------------------------------------------------
Attention:
            -------------------------------


Emergent Group, Inc.

---------------------------------------------------

---------------------------------------------------
Attention:
            -------------------------------

                                  SCHEDULE II
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                        DATED AS OF _____________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                            SHAREHOLDERS OF COMPANY

COMMON VOTING STOCK

Shareholder                                                 Number of Shares
-----------                                                 ----------------


-------------------------------------------                 -----------------

-------------------------------------------                 -----------------

TOTAL NUMBER OF SHARES
                                                            -----------------


PREFERRED STOCK

Shareholder                                                 Number of Shares
-----------                                                 ----------------


-------------------------------------------                 -----------------

TOTAL NUMBER OF SHARES
                                                            -----------------

                                   EXHIBIT A
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                          DATED AS OF __________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                            FORM OF PROMISSORY NOTE

                                   EXHIBIT B
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF ___________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                           FORM OF SECURITY AGREEMENT

                                   EXHIBIT C
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                          DATED AS OF _________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                                FORM OF GUARANTY

                                   EXHIBIT D
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                          DATED AS OF __________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                        FORM OF LEGAL OPINION OF COUNSEL
                           FOR COMPANY AND GUARANTORS

                                   EXHIBIT E
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF ___________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                              LITIGATION SCHEDULE

                                   EXHIBIT F
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF ___________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                   SCHEDULE OF ADDITIONAL REQUIRED DOCUMENTS


         1. Original disclosure statements complying with Regulation Z ("Truth in Lending") of the Board of Governors of the Federal Reserve System and all agreements relating thereto;

         2. Original Equal Credit Opportunity Act notice and additional disclosure statements or agreements relating thereto;

         3. Survey of the Property covered by the Mortgage Loan, including a determination of whether or not such Property falls into a flood zone as identified by a HUD identified flood map;

         4. Written statement signed by the attorney, title company or closing agent responsible for supervising the closing of the Mortgage Loan that such person or entity closed the Mortgage Loan in accordance with any closing instructions received by such person or entity;

         5. A casualty insurance policy on the property subject to the Mortgage Loan covering fire, hazard and extended coverage, and if applicable, flood and earthquake insurance, all in amounts not less than the principal amount of the promissory note relating to the Mortgage Loan (or the maximum amount issuable for flood insurance) which insurance has been endorsed to provide for payment thereof to the Company, as mortgagee, together with written notice to the mortgagor of the fact, if true, that mortgagor's property lies within a flood zone; and

         6. Original executed application by the Obligor on such Mortgage Loan for such Mortgage Loan;

         7. Original or copy of credit bureau report on the Obligor on such Mortgage Loan;

         8. Original HUD-1 settlement statement duly executed by the Obligor on such Mortgage Loan; and

         9. Such other documents as the Lender may reasonably request from time to time, including but not limited to verification of employment of the Obligor on such Mortgage Loan, verification of deposit by such Obligor (if applicable), and any inspection reports performed with respect to such Obligor or the Property covered by such Mortgage Loan.

                                   EXHIBIT G
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF ___________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                        FORM OF BORROWING BASE SCHEDULE


         This Borrowing Base Schedule is furnished pursuant to the Mortgage Loan Warehousing Agreement dated as of ___________, 1994, as amended from time to time, among the Company and the Lender (the "Agreement"). Unless otherwise defined herein, the terms used in this Borrowing Base Schedule have the meanings ascribed thereto in the Agreement.

A.       Aggregate Unit Collateral Values of
         Eligible Mortgage Loans in
         Borrowing Base as of previous
         Borrowing Base Schedule delivered
         by the Company                                                       $
                                                                               ------------
B.       Aggregate Unit Collateral Values of
         Eligible Mortgage Loans submitted
         for inclusion in Borrowing Base
         since previous Borrowing Base
         Schedule delivered by the Company                                    $
                                                                               ------------
C.       Sum of (A plus B)                                                    $
                                                                               ------------
D.       Aggregate Unit Collateral Values of
         Eligible Mortgage Loans previously
         released by the Lender under trust
         receipts for which the full purchase
         price has been received by the Lender
         since previous Borrowing Base Schedule
         delivered by the Company                                             $
                                                                               ------------
E.       Amount by which Aggregate Unit Collateral
         Values of Eligible Mortgage Loans
         withdrawn from the possession of the
         Lender under a trust receipt and not
         returned to the Lender exceeds $500,000                              $
                                                                               ------------
F.       Aggregate Unit Collateral Values of Eligible
         Mortgage Loans withdrawn from the
         possession of the Lender under a trust
         receipt more than 10 days prior to the date

         of this schedule and not returned to
         the Lender                                                                   $
                                                                                       -----------
G.       Aggregate Unit Collateral Values of
         Eligible Mortgage Loans withdrawn from
         the possession of the Lender and shipped
         to an investor for purchase more than
         30 days prior to the date of this schedule
         and not returned to the Lender or for which
         the full purchase price has not been
         received by the Lender                                                       $
                                                                                       -----------
H.       Sum of (D plus E plus F plus G)                                              $
                                                                                       -----------
I.       Adjusted Collateral Value of the
         Borrowing Base (C minus H)                                                   $
                                                                                       -----------
J.       Aggregate principal amount of Loans
         outstanding                                                                  $
                                                                                       -----------
K.       Borrowing Base availability (I minus J;
         must equal or exceed zero)                                                   $
                                                                                       -----------
         The undersigned hereby certifies that, as of the date hereof:

(1)      I am the duly elected _______________ of the Company;

(2)      The above schedule accurately states the Collateral Value of the Borrowing Base and the aggregate principal amount of Loans outstanding;

(3)      All Mortgage Loans included in the Borrowing Base as Eligible Mortgage Loans comply in all respects with the requirements of the definition of "Eligible Mortgage Loan"; and

(4)      I have no knowledge of the existence of any condition or event which constitutes an Event of Default under the
         Agreement.

Certified on behalf of the undersigned this _____ day of _________, 19___.

                                           CAROLINA INVESTORS, INC.


                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                   EXHIBIT H
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF ___________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                    FORM OF COVENANT COMPLIANCE CERTIFICATE


TO:      First Union National Bank of North Carolina

         This is the Covenant Compliance Certificate referred to in Section 6(a)(2) of the Mortgage Loan Warehousing Agreement dated as of ______, 1994, by and between the Company and the Lender (the "Agreement," with capitalized terms not otherwise defined herein having the same meanings assigned such terms in the Agreement). Attached hereto are the financial statements of the undersigned as of ______________ __, 19__ prepared by the Company. This Covenant Compliance Certificate and the attached financial statements are furnished for the purpose of procuring credit, and shall be substituted therefor.

         I hereby certify that (i) I have carefully read the attached financial statements, (ii) the attached financial statements are complete, true and correct statements to the best of my knowledge and belief, (iii) the attached financial statements were prepared in conformity with GAAP applied on a basis consistent with that of the preceding year, subject to year-end audit adjustments, and (iv) the attached financial statements fairly present the financial position of the Company and the results of its operations as of _________________, 19___ and for the period then ended.

         I also hereby certify that, as of the date hereof, (i) each and every covenant of the Company contained in the Agreement has been performed and observed (except for covenants made in connection with Mortgage Loans, it being the intention of the parties to the Agreement that the violation or breach of any such covenant in respect of any Mortgage Loan regarding the qualification of such Mortgage Loan as an "Eligible Mortgage Loan" under the Agreement shall not constitute an Event of Default, provided that such Mortgage Loan is excluded from the calculation of the Borrowing Base) and (ii) no Event of Default or Potential Default has occurred under the Agreement.

         Attached are calculations of the financial ratios set forth in Sections 7(j), 7(k), 7(l), 7(m), 7(n), 7(o), 7(p) 7(q), 7(r), 7(s), 7(t) and
7(u) of the Agreement as of the date hereof, which calculations are hereby certified to be complete, true and correct calculations of the financial ratios contained in such sections.

 Certified on behalf of the undersigned this ____ day of ______________, 19__.

                                           CAROLINA INVESTORS, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                   EXHIBIT I
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF ___________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                        SCHEDULE OF PERMITTED OTHER DEBT
                       (INCLUDING PERMITTED SECURED DEBT)

                                   EXHIBIT J
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF ___________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                         SCHEDULE OF REQUIRED DOCUMENTS


         1. An original written Loan Request, signed by an officer of the Company who is authorized to make such request;

         2. An original fully completed Delivery Certificate (as defined in the Security Agreement);

         3. The original executed promissory note relating to the Mortgage Loan (properly endorsed or assigned to the Company if purchased by the Company), which promissory note shall be duly endorsed in blank and assigned in blank without recourse by the Company;

         4. The original executed mortgage or deed of trust relating to the Mortgage Loan;

         5. An original executed and recordable but unrecorded assignment of the mortgage or deed of trust relating to the Mortgage Loan (unless the Lender determines that under applicable State law the assignment should be recorded in order to adequately protect its interest, in which case the assignment shall be recorded by the Company and a certified true copy thereof shall be provided to the Lender), together with the original or a duly certified copy of a proper assignment or assignments of the mortgage or deed of trust from the original holder through any subsequent transferees to the Company, duly recorded if local requirements in the jurisdiction in which the Property is located required the recordation of such assignment or assignments;

         6. An original (or a certified copy of a) mortgagee title insurance policy issued by a nationally recognized title insurance company acceptable to the Lender, together with any attachments and customary endorsements thereto, which insures that the mortgage or deed of trust securing the promissory note relating to the Mortgage Loan is a valid and enforceable first lien on the Property covered by the mortgage Loan with no prior liens or encumbrances);

         7. A copy of the first two pages of an appraisal of the Property covered by the Mortgage Loan by an appraiser acceptable to the Lender in its sole and absolute discretion, which appraisal demonstrates that the principal amount of the promissory note relating to such Mortgage Loan is not greater than the lesser of (i) eighty-five percent (85%) of the fair market appraisal of such Property or (ii) the purchase price paid by the Obligor on such Mortgage Loan for the Property, provided that such purchase occurred simultaneously with the closing of the Mortgage Loan; and

         8. Satisfactory evidence of compliance with the requirements of such other laws as may, from time to time, become applicable to the Mortgage Loan.

                                   EXHIBIT K
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF ___________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                            MONTHLY OPERATING REPORT

                                   EXHIBIT L
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF ___________, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                                  LOAN REQUEST

                                PROMISSORY NOTE

                                                              _________ __, 1994


         FOR VALUE RECEIVED, CAROLINA INVESTORS, INC., a South Carolina corporation (the "Company"), hereby unconditionally promises to pay to the order of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association (the "Lender"), at its office located at One First Union Center, CORP-6, TW-19, 301 South College Street, Charlotte, North Carolina 28288, in lawful money of the United States and in immediately available funds, on the dates required under that certain Mortgage Loan Warehousing Agreement dated as of _______ ___, 1994 by and between the Company and the Lender (as the same may be amended, extended or replaced from time to time, the "Agreement" and with the capitalized terms not otherwise defined herein used with the meanings given such terms in the Agreement), the principal amount of each Loan made under the Agreement.

         The Company further agrees to pay interest in like money and funds at the office of the Lender referred to above, on the unpaid principal balance hereof from the date advanced until paid in full on the dates and at the applicable rates set forth in the Agreement. The holder of this Note is hereby authorized to record the date and amount of each Loan, the date and amount of each payment of principal and interest, and applicable interest rates and other information with respect thereto, on the schedules annexed to and constituting a part of this Note (or by any analogous method the holder hereof may elect consistent with its customary practices) and any such recordation shall, absent manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make a notation of the inaccuracy of any notation shall not limit or otherwise affect the obligations of the Company under the Credit Documents.

         This Note is the Note referred to in, and is entitled to all the benefits of, the Agreement. Reference is hereby made to the Agreement and to the Security Agreement for rights and obligations of payment and prepayment, collateral security, Events of Default and the rights of acceleration of the maturity hereof upon the occurrence of an Event of Default.

         This Note shall be governed by, and construed in accordance with, the laws of the State of North Carolina, and is being executed and sealed by the duly authorized officers of the Company as of the day and year first above written.


                                           CAROLINA INVESTORS, INC., a
                                           South Carolina corporation


         [CORPORATE SEAL]

ATTEST:                                    By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
By:                                        Title:
   -----------------------                       ------------------------------
Name:
     ---------------------
Title:
      --------------------

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (the "Security Agreement") is made and dated as of the ____ day of __________, 1994, by and among CAROLINA INVESTORS, INC., a South Carolina corporation (the "Company"), in favor of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association (the "Lender").

                                    RECITALS

         A. Pursuant to that certain Mortgage Loan Warehousing Agreement dated as of _________ __, 1994 by and between the Company and the Lender (as same may be amended, extended or replaced from time to time, the "Warehousing Agreement", and with capitalized terms not otherwise defined herein used with the same meanings as in the Warehousing Agreement), the Lender has agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

         B. As a condition precedent to the effectiveness of the Warehousing Agreement, the Company is required to execute and deliver to the Lender this Security Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

         9. Delivery of Collateral. The Company shall deliver to the Lender, or cause to be delivered to the Lender, that portion of the Collateral Consisting of Mortgage Loans to be included in the computation of the Collateral Value of the Borrowing Base. Delivery of Collateral consisting of Mortgage Loans shall be effected by delivery of the Required Documents therefor. The Lender's responsibility to review such Collateral is limited to the review steps described on Exhibit 1 hereto, said review of Collateral delivered on any Business Day to be completed before the opening of business of the Lender on the next succeeding Business Day; provided, however, that in the event the Company delivers Collateral to the Lender on any Business Day in an amount which exceeds the Lender's reasonable capacity to review such Collateral before the opening of business of the Lender on the next succeeding Business Day, the Lender shall not be obligated to review such Collateral before the opening of business of the Lender on the next succeeding Business Day but shall use its best efforts to do so. No Collateral will be included in the computation of the Collateral Value of the Borrowing Base until the Lender's review thereof has been completed pursuant to this Paragraph 1 and Paragraph 4 below. All Mortgage Loans at any time delivered to the Lender hereunder shall be held by the Lender in a fire resistant vault, drawer or other suitable depositary maintained and controlled solely by the Lender, conspicuously marked to show the interests of the Lender therein and not commingled with any other assets or property of, or held by, the Lender. The Lender is not, and shall not at any time in the future be, subject, with respect to the Collateral, in any manner or to any extent, to the direction or control of the Company except as expressly permitted hereunder or under the other Credit Documents. Under no circumstances will the Lender deliver possession of the Collateral to the Company except in accordance with the express terms of this Security Agreement.

         10. Grant of Security Interest. The Company hereby pledges, assigns and grants to the Lender, a first perfected security interest in the property described in Paragraph 3 below (collectively and severally, the "Collateral"), to secure payment and performance of the Obligations.

         11. Collateral. The Collateral shall consist of all now existing and hereafter arising right, title and interest of the Company in, under and to each of the following:

                 (a) All Mortgage Loans now owned or hereafter acquired or originated by the Company, including, without limitation, the promissory notes or other instruments or agreements evidencing the indebtedness of Obligors thereon, all mortgages, deeds to secure debt, trust deeds and security agreements related thereto, all rights to payment thereunder, all rights in the Properties securing payment of the indebtedness of the Obligors thereon, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, fire and extended coverage insurance policies (including the right to any return premiums), and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

                 (b) All rights of the Company (but not its obligations) under any agreements to sell such Collateral, now existing or hereafter arising, covering any part of the foregoing Collateral, all rights to deliver Mortgage Loans to investors and other purchasers pursuant thereto and all proceeds resulting from the disposition of such Collateral pursuant thereto;

                 (c) All now existing and hereafter arising rights to service, administer and collect Mortgage Loans (it being acknowledged and agreed that prior to the occurrence of an Event of Default and acceleration of the Obligations, the security interest in such servicing rights granted hereunder shall be automatically terminated without need for further action upon the sale, transfer or other disposition of the related Mortgage Loan in accordance with the provisions of the Credit Documents), and all rights to the payment of money on account of such servicing, administration and collection activities;

                 (d) All now existing and hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the foregoing Collateral;

                 (e) All now existing and hereafter acquired files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of the Company relating to the foregoing Collateral (including all information, records, data, programs, tapes, discs, and cards necessary or helpful in the administration or servicing of the foregoing Collateral);

                 (f) The Funding Account, the Settlement Account and any and all funds at any time held in any such accounts; and

                 (g)      All products and Proceeds of the foregoing
Collateral.

         12. Lender's Review of Collateral. Each delivery of Mortgage Loans to the Lender shall be accompanied by a certificate substantially in the form attached as Exhibit 6 hereto (the "Delivery Certificate"). Upon any receipt of Required Documents for any Mortgage Loan, the Lender shall review the same and verify that:

                 (a) All Required Documents relating to such item of Collateral appear regular on their face and are in the Lender's possession; and

                 (b) The statements set forth on Exhibit 1 hereto are accurate and complete in all respects.

Such verification for Collateral delivered shall be set forth in the schedule referred to in Paragraph 5(b) below. If the Lender notes any exception in the review described in subparagraph (a) or (b) above or questions, in its reasonable discretion, the genuineness, regularity, propriety, or accuracy of any item of Collateral, the Lender shall so note in the next such schedule delivered. In the event that the Company had been requested to deliver the Additional Required Documents with respect to any Mortgage Loan, the Lender shall review and verify such Additional Required Documents consistent with the obligations of the Lender above.

         13.     Collateral Value Determination.

                 (a) No later than 1:00 p.m. (Charlotte, North Carolina time) on each Business Day (i) on which any Collateral is delivered to the Lender by the Company, or (ii) on which any Collateral is released by the Lender pursuant to Paragraph 6 below, the Lender shall compute the Collateral Value of the Borrowing Base (a "Collateral Value Determination") as of 1:00 p.m. on such Business Day and make a notation thereof.

                 (b) No later than 1:00 p.m. (Charlotte, North Carolina time) on each Business Day, the Lender shall prepare and deliver to the Company via facsimile a schedule showing the composition of the Borrowing Base, on a per- Mortgage Loan basis, as of such time. The Company shall certify as to the accuracy of such schedule and shall return such schedule, with such certification attached, to the Lender via facsimile no later than 2:00 p.m. (Charlotte, North Carolina time) on each such Business Day.

         14.     Handling of Collateral; Settlement Account.

                 (a) Prior to the occurrence of an Event of Default, from time to time, the Lender may release documentation relating to Mortgage Loans to the Company against a trust receipt executed by the Company in the form of
Exhibit 2 hereto. The Company and the Lender will comply with the trust receipt procedures specified on Exhibit 3 hereto. The Company hereby represents and warrants that any request by the Company for release of Collateral under this subparagraph 6(a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation of returning such Collateral to the Lender for ultimate sale or exchange and that the Company has requested such release in compliance with all terms and conditions of such release set forth herein and in the Warehousing Agreement, including, without limitation, subparagraph (k)(1) of the definition of Eligible Mortgage Loan.

                 (b) Prior to the occurrence of an Event of Default, upon delivery by the Company to the Lender of a shipping request in the form of that attached hereto as Exhibit 4, the Lender will transmit Mortgage Loans held by it as directed by the Company to an investor in connection with the sale thereof, such transmittal to be under cover of a transmittal letter in the form of that attached hereto as Exhibit 5 (or such other form as may be required under any government program pursuant to which the relevant Mortgage Loans are being shipped).

In no event shall the Lender have any obligation to obtain written acknowledgement of receipt from the addressee of any transmittal letter or other communication sent by the Lender hereunder.

                 (c) All amounts payable on account of the sale of Mortgage Loans (including, but not limited to a sale pursuant to a repurchase agreement) will be instructed to be paid directly by the purchaser to the Settlement Account. Pursuant to Paragraph 2 above the Company has granted a security interest in and lien upon the Settlement Account and in any and all amounts at any time held therein to the Lender as collateral security for the Obligations. The Lender shall hold such security interest in and lien upon the accounts referred to in Paragraph 3(f) above and all funds at any time held therein for its benefit with all rights of a secured party under the Uniform Commercial Code of all relevant jurisdictions.

                 (d) Prior to the occurrence of an Event of Default, the Lender shall take such steps as it may be reasonably directed from time to time by the Company in writing which are not inconsistent with the provisions of this Security Agreement and the other Credit Documents and which the Company deems necessary to enable the Company to perform and comply with agreements for the sale or other disposition in whole or in part of Mortgage Loans.

                 (e) Prior to the occurrence of an Event of Default and acceleration of the Obligations and if, but only if, such action is not inconsistent with the express provisions of this Security Agreement and the other Credit Documents and would not create an Event of Default or Potential Default, the Company may, in connection with its residential mortgage banking business: originate, acquire and service Mortgage Loans; receive payments on Mortgage Loans from the Obligors thereon and impounds and fees in connection therewith; retain, use and apply fees and payments made on account of the Mortgage Loans by the Obligors thereunder; disburse from impound accounts; in the ordinary course of the Company's business, create, use, destroy and transfer records, files and other items described in Paragraph 3(e) above; sell or otherwise dispose of Mortgage Loans not included in the computation of the Collateral Value of the Borrowing Base, with or without servicing rights; pledge Mortgage Loans to the extent permitted under the Credit Documents; sell servicing rights; and enter into, exercise rights under, perform, modify, waive and cancel any agreements for the sale or other disposition of Mortgage Loans.

                 (f) Following the occurrence of an Event of Default, the Lender shall not, and shall incur no liability to the Company or any other Person for refusing, in its sole discretion, to, deliver any item of Collateral to the Company or any other Person (other than under existing agreements for sale of such Collateral).

         15. Costs and Expenses. The Lender shall notify the Company of all extraordinary costs and expenses (including, without limitation, expenses of legal counsel to the Lender) of the Lender directly relating to the Lender's performance of this Security Agreement, and such extraordinary costs and expenses shall be paid promptly by the Company or, if already paid by the Lender, the Company promptly shall reimburse the Lender therefor.

         16. Representations and Warranties. The Company hereby represents and warrants that: (a) the Company is the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in the Collateral, will be the sole owner thereof); (b) except for security interests in favor of the Lender, no Person has (or, in the case of after-acquired Collateral, at the time the Company acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral and, in any event, the Lender has a perfected, first priority security interest thereon; (c) all information heretofore, herein or hereafter supplied to the Lender by or on behalf of the Company with respect to the Collateral is or will be accurate and complete; and (d) each Mortgage Loan is, at all dates when it is submitted by Company for inclusion in the computation of the Collateral Value of the Borrowing Base, an Eligible Mortgage Loan.

         17. Covenants of the Company. The Company hereby agrees: (a) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by the Lender to perfect, maintain and protect its security interest hereunder and the priority thereof and to deliver promptly to the Lender all originals of Collateral or Proceeds consisting of chattel paper or instruments; (b) not to surrender or lose possession of (other than to the Lender), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than shipment of Mortgage Loans under agreements for the sale thereof and as otherwise permitted under Paragraph 6 above; (c) at all times to account fully for and promptly to deliver to the Lender, in the form received, all Collateral or Proceeds received, endorsed to the Lender as appropriate and accompanied by such assignments and powers, duly executed, as the Lender shall request, and until so delivered all Collateral and Proceeds shall be held in trust for the Lender, separate from all other property of the Company and identified as the property of the Lender; (d) at any reasonable time, upon demand by the Lender, to exhibit to and allow inspection by the Lender (or Persons designated by the Lender) of the Collateral and the records concerning the Collateral; (e) to keep the records concerning the Collateral at the location(s) set forth in Paragraph 16 below and not to remove the records from such location(s) without the prior written consent of the Lender; (f) at the request of the Lender, to place on each of its records pertaining to the Collateral a legend, in form and content satisfactory to the Lender, indicating that such Collateral has been assigned to the Lender; (g) not to modify, compromise, extend, rescind or cancel any deed of trust, mortgage, note or other document, instrument or agreement connected with any Mortgage Loan pledged under this Security Agreement or any document relating thereto or connected therewith or consent to a postponement of strict compliance on the part of any party thereto with any term or provision thereof; (h) to keep the Collateral insured against loss, damage, theft, and other risks customarily covered by insurance, and such other risks as the Lender may request; (i) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral; (j) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (k) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances, and liens now or hereafter imposed upon or affecting any Collateral; (l) to notify the Lender before any such change shall occur of any change in the Company's name, identity or structure through merger, consolidation or otherwise; (m) to appear in and defend, at the Company's cost and expense, any action or proceeding which may affect its title to or the Lender's interest in the Collateral; (n) to keep accurate and complete records of the Collateral and to provide the Lender with such records and such reports and information relating to the Collateral as the Lender may request from time to time; and (o) to comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral.

         18.     Collection of Collateral Payments.

                 (a) The Company shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral (each such payment being referred to as a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Lender may request, or, in the absence of such request, as the Company may reasonably deem advisable; provided, however, that the Company shall not, without the prior written consent of the Lender, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof. Upon the request of the Lender following the occurrence of an Event of Default (and subject to the requirements of applicable law), the Company will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to the Lender (or to the Company in care of the Lender) at such address as the Lender may designate. The Company will reimburse the Lender promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Lender in seeking to collect any Collateral Payment.

                 (b) If there shall occur an Event of Default, upon the request of the Lender the Company will transmit and deliver to the Lender, forthwith upon receipt and in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Lender) which may be received by the Company at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the

Lender, such items will be held in trust for the Lender and will not be comming led by the Company with any of its other funds or property. Thereafter, the Lender is hereby authorized and empowered to endorse the name of the Company on any check, draft or other instrument for the payment of money received by the Lender on account of any Collateral Payment if the Lender believes such endorsement is necessary or desirable for purposes of collection.

                 (c) The Company hereby agrees to indemnify, defend and save harmless the Lender and its agents, officers, employees and representatives from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Lender relating to any moneys received by the Lender on account of any Collateral Payment (other than as a direct result of the negligence, gross negligence or willful misconduct of the Lender or its employees) and such obligation of the Company shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 2 above.

         19. Authorized Action by Lender. The Company hereby irrevocably appoints the Lender as its attorney-in- fact to do (but the Lender shall not be obligated to and shall incur no liability to the Company or any third party for failure so to do) at any time and from time to time following the occurrence of an Event of Default, any act which the Company is obligated by this Security Agreement to do, and to exercise such rights and powers as the Company might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral; (d) transfer the Collateral to the Lender's own or its nominee's name; and (e) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral. Notwithstanding anything contained herein, in no event shall the Lender be required to make any presentment, demand or protest, or give any notice and the Lender need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

         20. Default and Remedies. Upon the occurrence of an Event of Default and following the acceleration of the Obligations, the Lender shall have the right to, without notice to or demand upon the Company: (a) foreclose or otherwise enforce the Lender's security interest in the Collateral in any manner permitted by law or provided for hereunder; (b) sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery and without assumption of any credit risk, on such terms and in such manner as the Lender may determine; (c) require the Company to assemble the Collateral or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender; (d) enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (e) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Lender deems appropriate. Upon any sale or other disposition pursuant to this Security Agreement, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be applied to the Obligations. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Company, and the Company specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

         21. Binding Upon Successors. All rights of the Lender under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of the Company shall bind its successors and assigns.

         22. Entire Agreement; Severability. This Security Agreement contains the entire security agreement with respect to the Collateral between the Lender and the Company. All waivers by the Company provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         23. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Uniform Commercial Code as in effect from time to time in the State of North Carolina.

         24. Place of Business; Records. The Company represents and warrants that its chief place of business is at 208 Garvin Street, Pickens, South Carolina 29671, and that its books and records concerning the Collateral are kept at its chief place of business.

         25. Notice. Any written notice, consent or other communication provided for in this Security Agreement shall be delivered or sent as provided in the Warehousing Agreement.

         EXECUTED and sealed the day and year first above written.


                                                            CAROLINA INVESTORS, INC.,
                                                            a South Carolina corporation

[CORPORATE SEAL]

ATTEST:

By:                                                         By:
   ------------------------------                              -----------------------------
Name:                                                       Name:
     ----------------------------                                ---------------------------
Title:                                                      Title:
      ---------------------------                                 --------------------------

                                                            FIRST UNION NATIONAL BANK OF
                                                            NORTH CAROLINA, a national
                                                            banking association
[CORPORATE SEAL]

ATTEST:

By:                                                         By:
   ------------------------------                              -----------------------------
Name:                                                       Name:
     ----------------------------                                ---------------------------
Title:                                                      Title:
      ---------------------------                                 --------------------------

                              SCHEDULE OF EXHIBITS
                                       TO
                               SECURITY AGREEMENT


EXHIBIT                                    DOCUMENT
-------                                    --------
   1                            Required Review Steps
   2                            Form of Trust Receipt
   3                            Trust Receipt Procedures
   4                            Form of Shipping Request
   5                            Form of Whole Loan Sale Transmittal Letter
   6                            Form of Delivery Certificate

                                                                       EXHIBIT 1
                                                                     TO SECURITY
                                                                       AGREEMENT


                             REQUIRED REVIEW STEPS


1. All submitted documents, including the report attached to the Delivery Certificate, are consistent as to borrower name, loan face amount, loan type and the Company's loan number.

2. The note and mortgage/deed of trust each bears an original signature or signatures which appear to be those of the person or persons named as the maker and mortgagor/trustor, or, in the case of a certified copy of the mortgage/deed of trust, such copy bears what appears to be a reproduction of such signature or signatures.

3. Except for (a) the endorsement to the Company of the note in the event such loan was purchased by the Company and (b) the endorsement in blank of the note by the Company, neither the note, the mortgage/deed of trust, nor the assignment(s) of the mortgage/deed of trust contain any irregular writings which appear on their face to affect the validity of any such endorsement or to restrict the enforceability of the document on which they appear.

4. The note is endorsed in blank and such endorsement bears an original signature of an authorized officer of the Company, based on the current list of such officers supplied by the Company.

5. The assignment of the mortgage/deed of trust bears an original signature of an authorized officer of the Company, based on the current list of such officers supplied by the Company.

                                                                       EXHIBIT 2
                                                           TO SECURITY AGREEMENT

                             FORM OF TRUST RECEIPT

                                                         Date: ___________, 19__

         The undersigned, CAROLINA INVESTORS, INC., a South Carolina corporation (the "Company"), acknowledges receipt from FIRST UNION NATIONAL BANK OF NORTH CAROLINA (the "Lender") pursuant to the Security Agreement (as those terms and capitalized terms not otherwise defined herein are defined in that certain Mortgage Loan Warehousing Agreement dated as of ______________, 1994, among the Lender and the Company), or from its duly appointed agent, of the following described documentation for the identified Mortgage Loans (the "Collateral Documents"), possession of which is herewith entrusted to the Company solely for the purpose of correcting documentary defects relating thereto:


                                                                   Loan Document
Borrower Name      Loan Number      Note Amount        Delivered   -------------
-------------      -----------      -----------        ---------

         It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code as in effect in the State of North Carolina in the Collateral hereinabove described and in the Proceeds of said Collateral has been granted to the Lender pursuant to the Security Agreement.

         The Company hereby represents and warrants that the Unit Collateral Value of the Mortgage Loans for which the Collateral Documents are requested to be released hereunder when added to the Unit Collateral Value of all other Mortgage Loans included in the computation of the Collateral Value of the Borrowing Base the Collateral Documents for which have been similarly released does not exceed $500,000.

         In consideration of the aforesaid delivery by the Lender (or by its duly appointed agent), the Company hereby agrees to hold said Collateral Documents in trust for the Lender as provided under and in accordance with all provisions of the Security Agreement and to return said Collateral Documents to the Lender no later than the close of business on the tenth calendar day following the date hereof or, if such day is not a Business Day, on the immediately succeeding Business Day.

                                                   CAROLINA INVESTORS, INC., a
                                                   South Carolina corporation


                                                   By:
                                                      -------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------

                                                                       EXHIBIT 3
                                                           TO SECURITY AGREEMENT


                            TRUST RECEIPT PROCEDURES



The Company and Lender will adhere to the following procedures with respect to trust receipts:

         The Lender will maintain all original trust receipts in a vault, drawer or other suitable depositary with a one hour fire rating maintained and controlled solely by the Lender.

                                                                       EXHIBIT 4
                                                           TO SECURITY AGREEMENT

                            FORM OF SHIPPING REQUEST
                          (For Whole Loan Deliveries)

Date:
      ----------------

FIRST UNION NATIONAL BANK OF NORTH CAROLINA
One First Union Center
301 South College Street
Charlotte, North Carolina  28288
Attention:
          ---------------------

               ---------------------

This letter is to serve as authorization for you to endorse and ship the following loans:

Loan Number               Borrower Name                              Note Amount



to the following address under a commitment or agreement of sale (the "Commitment") from an investor as follows:

NAME:
ADDRESS:

ATTENTION:

Please endorse the notes as follows:

Please ship the loan documents either by ___________________ or by such other courier service as we have designated to you as "approved." The courier shall act as an independent contractor bailee acting solely on your behalf as Lender, as defined in that certain Mortgage Loan Warehousing Agreement dated as of __________, 1994, as the same may be amended, extended or replaced from time to time, but we acknowledge and agree that you are not responsible for any delays in shipment or any other actions or inactions of the courier; however, because the Commitment expires on ______________, 199_, we ask that you deliver the loan documents to the courier no later than _________________, 199_.

Please have the courier bill us by using our acct #____________. If you should have any questions, or should feel the need for additional documentation, please do not hesitate to call _________________

                                                   CAROLINA INVESTORS, INC., a
                                                   South Carolina corporation


                                                   By:
                                                      -------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------

                                                                      EXHIBIT 5
                                                          TO SECURITY AGREEMENT
                                                                     (INVESTOR)


                   FORM OF WHOLE LOAN SALE TRANSMITTAL LETTER
                             [LETTERHEAD OF LENDER]


                              __________ __, 1994





Dear [Investor]:

         Enclosed is(are) _____ original promissory note(s) in the original principal amount of $_________________ ("Notes") evidencing the Mortgage Loans described on the attached SCHEDULE A, along with other related documents (collectively, "Collateral"). A security interest in the Collateral has been granted to First Union National Bank of North Carolina ("FUNB") by Carolina Investors, Inc. ("Seller").

         All Collateral now or hereafter delivered to you is to be held by you as a bailee for the benefit of FUNB, and subject to FUNB's direction and control. By taking possession of Collateral, you agree to the terms of bailments as set forth in this letter.

***WIRE INSTRUCTIONS***

         Payments for all notes accepted for purchase are to be wire transferred to FIRST UNION NATIONAL BANK OF NORTH CAROLINA (ABA #053000219) at One First Union Center, Charlotte, NC 28288-0731, for the account of Carolina Investors, Inc. (Acct. #20-0000020585). Please reference the Mortgagor(s)' name on the wire instructions.

         Upon FUNB's receipt of such proceeds, FUNB's security interest in the Collateral shall terminate without further action. The Collateral has not been assigned or transferred by FUNB to any other party and FUNB has not recorded any security interests therein.

         Notes which are not accepted for purchase, together with all other related documents, should be returned, within 30 days after the date of this letter to: First Union National Bank of North Carolina, One First Union Center, Charlotte, NC 28288-0731, Attention: Vic Lazich, Corporate Banking Group Loan Operations, CORP-2, TW-18.

         Please do not honor any communications from Seller relating to any Collateral or payment without the written consent of FUNB, or until FUNB has received proceeds of the sale of such Note(s).

Do not deliver any Collateral or payment to any third party without the written consent of FUNB. If you have any questions, please feel free to call.

                                Very truly yours,
                                First Union National Bank of North Carolina

                                By:
                                   --------------------------------
                                   Victor C. Lazich
                                   Vice President
                                   Specialized Industries/Mortgage Banking
                                   (704)  374-2220
***UPON RECEIPT***

NOTE: By accepting the mortgage loan(s) delivered to you with this letter, you consent to be the custodian, agent and bailee for the lenders on the terms described in this letter. The above-signed, as collateral agent, requests that you acknowledge receipt of the enclosed mortgage loan(s) and this letter by signing and returning the enclosed copy of this letter and attached SCHEDULE A to the above-signed; however, your failure to do so does not nullify such consent.

----------------------------                       --------------------
Agreed and Accepted by                                         Date
authorized representative
of [Investor]

                                                                       EXHIBIT 6
                                                           TO SECURITY AGREEMENT


                          FORM OF DELIVERY CERTIFICATE

                                   EXHIBIT A
                                       TO
                           UCC-1 FINANCING STATEMENT
                                    LISTING
                       CAROLINA INVESTORS, INC. AS DEBTOR
                                      AND
          FIRST UNION NATIONAL BANK OF NORTH CAROLINA AS SECURED PARTY

         All now existing and hereafter arising right, title and interest of the Debtor in, under and to each of the following:
                 (a) All Mortgage Loans now owned or hereafter acquired or originated by the Debtor, including, without limitation, the promissory notes or other instruments or agreements evidencing the indebtedness of obligors thereon, all mortgages, deeds to secure debt, trust deeds and security agreements related thereto, all rights to payment thereunder, all rights in the real property securing payment of the indebtedness of the obligors thereon, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, fire and extended coverage insurance policies (including the right to any return premiums), and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

                 (b) All rights of the Debtor (but not its obligations) under any agreements to sell such Collateral, now existing or hereafter arising, covering any part of the foregoing Collateral, all rights to deliver Mortgage Loans to investors and other purchasers pursuant thereto and all proceeds resulting from the disposition of such Collateral pursuant thereto;

                 (c) All now existing and hereafter arising rights to service, administer and collect Mortgage Loans (it being acknowledged and agreed that prior to the occurrence of an Event of Default under the Credit Agreement (as hereinafter defined) and acceleration of the Obligations, the security interest in such servicing rights granted hereunder shall be automatically terminated without need for further action upon the sale, transfer or other disposition of the related Mortgage Loan in accordance with the provisions of the Credit Agreement and the documents, instruments and agreements executed in connection therewith), and all rights to the payment of money on account of such servicing, administration and collection activities;

                 (d) All now existing and hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the foregoing Collateral;

                 (e) All now existing and hereafter acquired files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of the Debtor relating to the foregoing Collateral (including all information, records, data, programs, tapes, discs, and cards necessary or helpful in the administration or servicing of the foregoing Collateral);

                 (f) The Funding Account, the Settlement Account and any and all funds at any time held in any such accounts; and

                 (g)      All products and Proceeds of the foregoing Collateral.

         All capitalized terms used and not defined herein shall have the meanings attributed to such terms in that certain Mortgage Loan Warehousing Agreement between the Debtor and the Secured Party dated as of ______________, 1994 as the same may be amended, modified, restated, replaced or supplemented from time to time (the "Credit Agreement").

                                    GUARANTY

     THIS GUARANTY (the "Guaranty") is made and dated as of the _____ day of __________, 1994 by EMERGENT FINANCIAL, INC., a South Carolina corporation ("Guarantor").

                                    RECITALS

     A. Pursuant to that certain Mortgage Loan Warehousing Agreement dated as of __________ ____, 1994 between CAROLINA INVESTORS, INC., a South Carolina corporation (the "Company") and FIRST UNION NATIONAL BANK OF NORTH CAROLINA (the "Lender") (as amended, extended and replaced from time to time, the "Warehousing Agreement," and with capitalized terms not otherwise defined herein used with the same meanings as in the Warehousing Agreement) the Lender has agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

     B. As a condition precedent to the effectiveness of the Credit Documents, Guarantor is required to execute and deliver to the Lender this Guaranty.

     C. Guarantor is the owner of one hundred percent (100%) of the outstanding capital voting stock of the Company and thus will derive material benefit from the extension of credit by the Lender to the Company pursuant to the Warehousing Agreement.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                   AGREEMENT

     1. Guarantor hereby irrevocably and unconditionally guarantees, jointly and severally, the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced or extinguished and thereafter increased or incurred, whether or not the Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

     2. Guarantor irrevocably and unconditionally guarantees, jointly and severally, the payment of the Obligations whether or not due or payable by the Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, the Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of the Company or Guarantor, and unconditionally promises to pay such Obligations to the Lender, or order, on demand, in lawful money of the United States.

     3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by the Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or
(c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Obligations, or (e) any dissolution of, termination of, or increase, decrease or change in the personnel of, Guarantor, or (f) any payment made to the Lender on the Obligations which any of such Persons repay to the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor's obligations hereunder by reason of any such proceeding.

     4. The obligations of Guarantor hereunder are independent of the Obligations of the Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against the Company and whether or not the Company is joined in any such action or actions. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to Guarantor.

     5. Guarantor authorizes the Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Lender in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, the Company or other obligors. The Lender may without notice to or the further consent of Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

     6. It is not necessary for the Lender to inquire into the capacity or power of the Company or the officers acting or purporting to act on its behalf, and the Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     7. Guarantor waives any right to require the Lender to (a) proceed against the Company or any other party; (b) proceed against or exhaust any security held from the Company; or (c) pursue any other remedy in its power whatsoever. To this end, and without limiting the generality of the foregoing, Guarantor expressly waives any rights Guarantor might otherwise have had under the provisions of North Carolina General Statutes Section Section 26-7 et seq.. The Lender, may, at its election, foreclose on any security held for the Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy it may have against the Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against the Company or any security. Guarantor hereby waives any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the Obligations that arise from the existence or performance of Guarantor's obligations under this Guaranty or any other of the Credit Documents (as such claims and rights being referred to as the "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lender has against the Company or any collateral which the Lender now has or hereafter acquires for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor's Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor, any payment made by the Company to the Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lender shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lender may be determined to be a preferential payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to the Lender's right to full payment and performance of the Obligations and Guarantor shall not seek to enforce the Guarantor's Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that the Lender shall have no duty to advise Guarantor of information known to it regarding such circumstances or risks.

     8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses incurred by the Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by the Lender and its successors, transferees, and assigns.

     9. No right or power of the Lender hereunder shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by the Lender.

     10. Guarantor agrees to execute any and all further documents, instruments and agreements as the Lender from time to time reasonably requests to evidence Guarantor's obligations hereunder.

     11.  Guarantor hereby represents and warrants and agrees that:

          (a) Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of South Carolina and is in good standing as a foreign corporation in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to so be in good standing could have a material adverse effect on the property or business of Guarantor or on Guarantor's ability to pay or perform the Obligations or its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on Guarantor or Company or either of their property or business or on the ability of the Company to pay or perform the Obligations or the ability of Guarantor to pay or perform Guarantor's obligations hereunder, and (4) has reviewed and approved the Credit Documents.

          (b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents to which Guarantor is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Credit Documents to which Guarantor is a party have been duly executed and delivered on behalf of Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

          (c) The execution, delivery and performance by Guarantor of the Credit Documents to which Guarantor is a party will not violate any Requirement of Law or any Contractual Obligation of Guarantor to the extent that failure to comply could have a material adverse effect on Guarantor or its property or business or on the ability to pay or perform the Obligations or its obligations hereunder.

          (d) Except as disclosed on Exhibit 1 hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of Guarantor, threatened by or against Guarantor or any of its Subsidiaries or against any of such Person's properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of Guarantor or the Company or on Guarantor and its Consolidated Subsidiaries taken as a whole or on the Collateral or the Collateral Value of the Borrowing Base.

          (e) Each of Guarantor, the Company and each of Guarantor's Consolidated Subsidiaries has filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against any of them or any of the property of any of them other than taxes which are being contested in good faith by appropriate proceedings and as to which Guarantor, the Company or such Subsidiary has established adequate reserves in conformity with GAAP.

          (f) Guarantor is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (g) Guarantor owns, and at all times hereafter will own, one hundred percent (100%) of the issued and outstanding capital voting stock of the Company. Guarantor will not pledge, assign, hypothecate, encumber or otherwise grant a security interest in any of the capital voting stock of Company. All of the issued and outstanding shares of capital voting stock of the Company have been duly authorized and issued and are fully paid and non-assessable.

          (h) Neither the Guarantor nor the Company, nor any of the Subsidiaries of either Guarantor or the Company, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Warehousing Agreement will be used, directly or indirectly, for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

          (i) Guarantor and each of its ERISA Affiliates, if any, are in compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

          (j) Guarantor has not issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other existing applicable law, and is in compliance, in all material respects, with all existing applicable rules, regulations and requirements under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended.

          (k) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of Guarantor in connection with the execution and delivery of the Credit Documents to which Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

          (l) Guarantor shall not permit the acquisition, purchase, redemption, retirement, transfer or issuance of any shares of its capital stock now or hereafter outstanding which would result in Emergent Group, Inc. owning less than eighty percent (80%) of Guarantor's outstanding capital stock.

     12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

     13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     Executed and sealed as of the day and year first above written.

                         EMERGENT FINANCIAL, INC., a South Carolina
                         corporation
[CORPORATE SEAL]         By:
                                 ------------------------------
                         Name:
                                 ------------------------------
Attest:                  Title:
                                 ------------------------------
By:
        -------------------------
Name:
        -------------------------
Title:
        -------------------------

                                    GUARANTY

     THIS GUARANTY (the "Guaranty") is made and dated as of the _____ day of __________, 1994 by EMERGENT GROUP, INC., a South Carolina corporation ("Guarantor").

                                    RECITALS

     A. Pursuant to that certain Mortgage Loan Warehousing Agreement dated as of __________ ____, 1994 between CAROLINA INVESTORS, INC., a South Carolina corporation (the "Company") and FIRST UNION NATIONAL BANK OF NORTH CAROLINA (the "Lender") (as amended, extended and replaced from time to time, the "Warehousing Agreement," and with capitalized terms not otherwise defined herein used with the same meanings as in the Warehousing Agreement) the Lender has agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

     B. As a condition precedent to the effectiveness of the Credit Documents, Guarantor is required to execute and deliver to the Lender this Guaranty.

     C. Guarantor is the owner of one hundred percent (100%) of the outstanding capital voting stock of Emergent Financial, Inc., a South Carolina corporation ("EFI"), which in turn is the owner of one hundred percent (100%) of the outstanding capital voting stock of the Company, and thus Guarantor will derive material benefit from the extension of credit by the Lender to the Company pursuant to the Warehousing Agreement.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                   AGREEMENT
     1. Guarantor hereby irrevocably and unconditionally guarantees, jointly and severally, the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced or extinguished and thereafter increased or incurred, whether or not the Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

     2. Guarantor irrevocably and unconditionally guarantees, jointly and severally, the payment of the Obligations whether or not due or payable by the Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, the Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of the Company or Guarantor, and unconditionally promises to pay such Obligations to the Lender, or order, on demand, in lawful money of the United States.

     3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by the Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or
(c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Obligations, or (e) any dissolution of, termination of, or increase, decrease or change in the personnel of, Guarantor, or (f) any payment made to the Lender on the Obligations which any of such Persons repay to the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor's obligations hereunder by reason of any such proceeding.

     4. The obligations of Guarantor hereunder are independent of the Obligations of the Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against the Company and whether or not the Company is joined in any such action or actions. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to Guarantor.

     5. Guarantor authorizes the Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Lender in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, the Company or other obligors. The Lender may without notice to or the further consent of Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

     6. It is not necessary for the Lender to inquire into the capacity or power of the Company or the officers acting or purporting to act on its behalf, and the Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     7. Guarantor waives any right to require the Lender to (a) proceed against the Company or any other party; (b) proceed against or exhaust any security held from the Company; or (c) pursue any other remedy in its power whatsoever. To this end, and without limiting the generality of the foregoing, Guarantor expressly waives any rights Guarantor might otherwise have had under the provisions of North Carolina General Statutes Section Section 26-7 et seq.. The Lender, may, at its election, foreclose on any security held for the Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy it may have against the Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against the Company or any security. Guarantor hereby waives any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the Obligations that arise from the existence or performance of Guarantor's obligations under this Guaranty or any other of the Credit Documents (as such claims and rights being referred to as the "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lender has against the Company or any collateral which the Lender now has or hereafter acquires for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor's Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor, any payment made by the Company to the Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lender shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lender may be determined to be a preferential payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to the Lender's right to full payment and performance of the Obligations and Guarantor shall not seek to enforce the Guarantor's Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that the Lender shall have no duty to advise Guarantor of information known to it regarding such circumstances or risks.

     8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses incurred by the Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by the Lender and its successors, transferees, and assigns.

     9. No right or power of the Lender hereunder shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by the Lender.

     10. Guarantor agrees to execute any and all further documents, instruments and agreements as the Lender from time to time reasonably requests to evidence Guarantor's obligations hereunder.

     11.  Guarantor hereby represents and warrants and agrees that:

          (a) Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of South Carolina and is in good standing as a foreign corporation in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to so be in good standing could have a material adverse effect on the property or business of Guarantor or on Guarantor's ability to pay or perform the Obligations or its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on Guarantor or Company or either of their property or business or on the ability of the Company to pay or perform the Obligations or the ability of Guarantor to pay or perform Guarantor's obligations hereunder, and (4) has reviewed and approved the Credit Documents.

          (b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents to which Guarantor is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Credit Documents to which Guarantor is a party have been duly executed and delivered on behalf of Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

          (c) The execution, delivery and performance by Guarantor of the Credit Documents to which Guarantor is a party will not violate any Requirement of Law or any Contractual Obligation of Guarantor to the extent that failure to comply could have a material adverse effect on Guarantor or its property or business or on the ability to pay or perform the Obligations or its obligations hereunder.

          (d) Except as disclosed on Exhibit 1 hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of Guarantor, threatened by or against Guarantor or any of its Subsidiaries or against any of such Person's properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of Guarantor or the Company or on Guarantor and its Consolidated Subsidiaries taken as a whole or on the Collateral or the Collateral Value of the Borrowing Base.

          (e) Each of Guarantor, the Company and each of Guarantor's Consolidated Subsidiaries has filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against any of them or any of the property of any of them other than taxes which are being contested in good faith by appropriate proceedings and as to which Guarantor, the Company or such Subsidiary has established adequate reserves in conformity with GAAP.

          (f) Guarantor is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (g) As of the date hereof, Guarantor owns one hundred percent (100%) of the issued and outstanding capital voting stock of EFI. At all times hereafter, Guarantor will own at least eighty percent (80%) of the issued and outstanding capital voting stock of EFI. Guarantor will not pledge, assign, hypothecate, encumber or otherwise grant a security interest in any of the capital voting stock of EFI which it owns or in which it has a beneficial interest. All of the issued and outstanding shares of capital voting stock of EFI have been duly authorized and issued and are fully paid and non-assessable.

          (h) Neither the Guarantor nor the Company, nor any of the Subsidiaries of either Guarantor or the Company, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U.
     No part of the proceeds of any Loan made under the Warehousing Agreement will be used, directly or indirectly, for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

          (i) Guarantor and each of its ERISA Affiliates, if any, are in compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

          (j) Guarantor has not issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other existing applicable law, and is in compliance, in all material respects, with all existing applicable rules, regulations and requirements under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended.

          (k) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of Guarantor in connection with the execution and delivery of the Credit Documents to which Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

     12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

     13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     Executed and sealed as of the day and year first above written.

                         EMERGENT GROUP, INC., a South Carolina
                         corporation
[CORPORATE SEAL]         By:
                                 ------------------------------
                         Name:
                                 ------------------------------
Attest:                  Title:
                                 ------------------------------

By:
        -------------------------
Name:
        -------------------------
Title:
        -------------------------

                                 March 31, 1995



First Union National Bank
  of North Carolina
One First Union Center, 19th floor
301 South College Street
Charlotte, North Carolina  28288
Attention: Mr. R. Steven Hall

     Re: Mortgage Loan Warehousing Agreement dated as of November 22, 1994 between Carolina Investors, Inc. and First Union
          National Bank of North Carolina (the "Warehousing Agreement")


Ladies and Gentlemen:

     This letter will serve as a request by Carolina Investors, Inc. that the Warehousing Agreement be amended as follows:

     1.   AMENDMENTS TO WAREHOUSING AGREEMENT:

          a. The definition of the term "Maturity Date" contained in Section 10 of the Warehousing Agreement shall be amended by deleting the date "March 31, 1995" from subsection (a) thereof and inserting the date "April 30, 1995" in lieu thereof.

          b. The Warehousing Agreement and all schedules thereto, as well as all other Credit Documents (as defined therein), shall be amended or modified as necessary to effect the amendment set forth in subsection a. above.

     Except as specifically amended herein, the Warehousing Agreement and the Credit Documents (as defined therein) shall remain in full force and effect.

     Emergent Financial Corporation and Emergent Group, Inc., as Guarantors under, and as defined in, the Warehousing Agreement, join in the execution and delivery of this letter to acknowledge and consent to the terms hereof and hereby reaffirm their obligations under the Guaranties (as defined in the Warehousing Agreement).

Firs Union National Bank of North Carolina
March 31, 1995

          Upon the execution of this letter by First Union National Bank of North Carolina, the above amendments shall become effective as of the date hereof.


                                   Very truly yours,



                                   CAROLINA INVESTORS, INC.


                                   By:
                                          --------------------------
                                   Name:
                                          --------------------------
                                   Title:
                                          --------------------------

                                   GUARANTORS:

                                   EMERGENT FINANCIAL CORPORATION

                                   By:
                                          --------------------------
                                   Name:
                                          --------------------------
                                   Title:
                                          --------------------------

                                   EMERGENT GROUP, INC.


                                   By:
                                          --------------------------
                                   Name:
                                          --------------------------
                                   Title:
                                          --------------------------



ACKNOWLEDGED AND AGREED TO AS OF
THE DATE SET FORTH ABOVE:


FIRST UNION NATIONAL BANK OF NORTH CAROLINA


By:
        -------------------------
Name:
        -------------------------
Title:
        -------------------------

First Union National Bank of North Carolina
March 31, 1995

                     FIRST AMENDMENT TO SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO SECURITY AGREEMENT dated as of
___________________, 1995 (this "Amendment") is made by and among CAROLINA INVESTORS, INC., a South Carolina corporation (the "Company") and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association (the "Lender").

                              STATEMENT OF PURPOSE

     WHEREAS, pursuant to that certain Mortgage Loan Warehousing Agreement dated as of November 22, 1994 between the Company and the Lender (as the same has been and may be amended, extended or replaced from time to time, the "Credit Agreement"), the Lender has agreed to extend credit to the Company on the terms and subject to the conditions set forth therein; and

     WHEREAS, both of the parties hereto are parties to a Security Agreement dated as of November 22, 1994 (the "Security Agreement"), which Security Agreement was executed in connection with the Credit Agreement; and

     WHEREAS, the parties hereto wish to amend the Security Agreement to provide for the modification of various terms and covenants thereof;


     NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings which such terms have under the Security Agreement.

     2. Paragraph 2 of the Security Agreement is hereby amended by adding the phrase "and the Guaranteed Obligations" to the end of the sentence contained in such paragraph.

     3. Paragraph 3(c) of the Security Agreement is hereby amended by adding the phrase "or the Guaranteed Obligations" directly following the word "Obligations" contained in such paragraph.

     4. Paragraph 6(c) of the Security Agreement is hereby amended by adding the phrase "and the Guaranteed Obligations" directly following the word "Obligations" contained in the second sentence thereof.

     5. Paragraph 6(e) of the Security Agreement is hereby amended by adding the phrase "or the Guaranteed Obligations" directly following the word "Obligations" contained in such paragraph.

     6. Paragraph 10(c) of the Security Agreement is hereby amended by adding the phrase "and the Guaranteed Obligations" directly following the word "Obligations" contained in such paragraph.

     7. Paragraph 11 of the Security Agreement is hereby amended by adding the phrase "or the Guaranteed Obligations" directly following the word "Obligations" contained in the second sentence thereof.

First Union National Bank of North Carolina
March 31, 1995


     8. Paragraph 12 of the Security Agreement is hereby amended by adding the phrase "or the Guaranteed Obligations" directly following the word "Obligations" contained in the first sentence thereof.

     9. Paragraph 12 of the Security Agreement is hereby amended by adding the phrase "or the Guaranteed Obligations, in the Lender's sole discretion" directly following the word "Obligations" contained in the second sentence thereof.

     10. Exhibit 2 to the Security Agreement is hereby amended by deleting the amount "$500,000" contained in the third paragraph thereof and substituting the amount "$250,000" in lieu thereof.

     11.  This Amendment shall become effective as of the date hereof.

     12. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of the Security Agreement, or any other document or instrument entered into in connection therewith.

     13. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Lender.

     14. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     15. From and after the date hereof, all references in the Security Agreement, and any other document or instrument entered into in connection therewith, to the Security Agreement shall be deemed to be references to the Security Agreement as amended hereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              CAROLINA INVESTORS, INC., a South
                              Carolina corporation


                              By:
                                        -------------------------------
                              Name:
                                        -------------------------------
                              Title:
                                        -------------------------------


                              FIRST UNION NATIONAL BANK OF
                              NORTH CAROLINA, a national banking
                              association


                              By:
                                        -------------------------------
                              Name:
                                        -------------------------------
                              Title:
                                        -------------------------------

First Union National Bank of North Carolina
March 31, 1995

                                   EXHIBIT A
                                       TO
                           UCC-1 FINANCING STATEMENT
                                    LISTING
                       CAROLINA INVESTORS, INC. AS DEBTOR
                                      AND
      FIRST UNION NATIONAL BANK OF NORTH CAROLINA AS SECURED PARTY

     All now existing and hereafter arising right, title and interest of the Debtor in, under and to each of the following:

          (1) All Mortgage Loans now owned or hereafter acquired or originated by the Debtor, including, without limitation, the promissory notes or other instruments or agreements evidencing the indebtedness of obligors thereon, all mortgages, deeds to secure debt, trust deeds and security agreements related thereto, all rights to payment thereunder, all rights in the real property securing payment of the indebtedness of the obligors thereon, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, fire and extended coverage insurance policies (including the right to any return premiums), and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

          (2) All rights of the Debtor (but not its obligations) under any agreements to sell such Collateral, now existing or hereafter arising, covering any part of the foregoing Collateral, all rights to deliver Mortgage Loans to investors and other purchasers pursuant thereto and all proceeds resulting from the disposition of such Collateral pursuant thereto;

          (3) All now existing and hereafter arising rights to service, administer and collect Mortgage Loans (it being acknowledged and agreed that prior to the occurrence of an Event of Default under the Credit Agreement (as hereinafter defined) and acceleration of the Obligations or the Guaranteed Obligations, the security interest in such servicing rights granted hereunder shall be automatically terminated without need for further action upon the sale, transfer or other disposition of the related Mortgage Loan in accordance with the provisions of the Credit Agreement and the documents, instruments and agreements executed in connection therewith), and all rights to the payment of money on account of such servicing, administration and collection activities;

          (4) All now existing and hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the foregoing Collateral;

          (5) All now existing and hereafter acquired files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of the Debtor relating to the foregoing Collateral (including all information, records, data, programs, tapes, discs, and cards necessary or helpful in the administration or servicing of the foregoing Collateral);

          (6) The Funding Account, the Settlement Account and any and all funds at any time held in any such accounts; and

          (7)  All products and Proceeds of the foregoing Collateral.

First Union National Bank of North Carolina
March 31, 1995


     All capitalized terms used and not defined herein shall have the meanings attributed to such terms in that certain Mortgage Loan Warehousing Agreement between the Debtor and the Secured Party dated as of November 22, 1994 as the same may be amended, modified, restated, replaced or supplemented from time to time (the "Credit Agreement").

First Union National Bank of North Carolina
March 31, 1995

                           REAFFIRMATION OF GUARANTY

TO:  First Union National Bank
       of North Carolina
     One First Union Center
     301 South College Street,
     CORP-15, TW-08
     Charlotte, North Carolina  28288

     THIS REAFFIRMATION OF GUARANTY (this "Reaffirmation"), dated as of ____________________, 1995, is made by EMERGENT FINANCIAL CORPORATION, a South Carolina corporation ("Guarantor"), in favor of the "Lender" (as defined below) and is executed pursuant to the terms of that certain Third Amendment to Mortgage Loan Warehousing Agreement of even date herewith (the "Amendment") among Carolina Investors, Inc. ("Borrower") the Guarantor, Emergent Group, Inc., Emergent Mortgage Corp. and First Union National Bank of North Carolina ("Lender") which Amendment amends that certain Mortgage Loan Warehousing Agreement dated as of November 22, 1994 among the Borrower, the Guarantors (other than Emergent Mortgage Corp.) and Lender, as previously amended by that certain letter agreement dated as of March 31, 1995 among the Borrower, the Guarantors (other than Emergent Mortgage Corp.) and the Lender and by that certain Second Amendment to Mortgage Loan Warehousing Agreement dated as of April 30, 1995 among the Borrower, the Guarantors (other than Emergent Mortgage Corp.) and the Lender (as so amended, the "Warehousing Agreement").
Capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings set forth in the Warehousing Agreement, as amended by the Amendment.

     Pursuant to the terms and conditions of the Warehousing Agreement, Guarantor executed a Guaranty dated as of November 22, 1994 in favor of the Lender, pursuant to which Guarantor agreed to guaranty the payment of the Obligations of Borrower to Lender.

     Lender has agreed to amend the Warehousing Agreement as set forth in the Amendment.

     A specific condition to the willingness of the Lender to enter into the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, is the reaffirmation of the terms of the Guaranty. Guarantor owns directly or indirectly 100% of the stock of the Borrower and thus will benefit from the continued availability to Borrower of the credit facilities provided for in the Warehousing Agreement.

     To induce the Lender to modify the terms of the Warehousing Agreement pursuant to the Amendment and to continue to make available to Borrower the credit facilities provided for the Warehousing Agreement, as so amended, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby reaffirms its obligations under the Guaranty and agrees that the Guaranty shall remain in full force and effect with respect to the Obligations.

First Union National Bank of North Carolina
March 31, 1995

          IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation under seal as of the date and year first written above.

                              GUARANTOR

                              EMERGENT FINANCIAL CORPORATION,
     [CORPORATE SEAL]          a South Carolina corporation

ATTEST:
                              By:
-------------------------         ----------------------------------
Secretary                            President

First Union National Bank of North Carolina
March 31, 1995

                           REAFFIRMATION OF GUARANTY

TO:  First Union National Bank of North Carolina
     One First Union Center; 301 South College Street,
     CORP-15, TW-08
     Charlotte, North Carolina  28288

     THIS REAFFIRMATION OF GUARANTY (this "Reaffirmation"), dated as of __________________, 1995, is made by EMERGENT GROUP, INC., a South Carolina corporation ("Guarantor"), in favor of the "Lender" (as defined below) and is executed pursuant to the terms of that certain Third Amendment to Mortgage Loan Warehousing Agreement of even date herewith (the "Amendment") among Carolina Investors, Inc. ("Borrower") the Guarantor, Emergent Financial Corporation, Emergent Mortgage Corp. and First Union National Bank of North Carolina ("Lender") which Amendment amends that certain Mortgage Loan Warehousing Agreement dated as of November 22, 1994 among the Borrower, the Guarantors (other than Emergent Mortgage Corp.) and Lender, as previously amended by that certain letter agreement dated as of March 31, 1995 among the Borrower, the Guarantors (other than Emergent Mortgage Corp.) and the Lender and by that certain Second Amendment to Mortgage Loan Warehousing Agreement dated as of April 30, 1995 among the Borrower the Guarantors (other than Emergent Mortgage Corp.) and the Lender (as so amended, the "Warehousing Agreement").
Capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings set forth in the Warehousing Agreement, as amended by the Amendment.

     Pursuant to the terms and conditions of the Warehousing Agreement, Guarantor executed a Guaranty dated as of November 22, 1994 in favor of the Lender, pursuant to which Guarantor agreed to guaranty the payment of the Obligations of Borrower to Lender.

     Lender has agreed to amend the Warehousing Agreement as set forth in the Amendment.

     A specific condition to the willingness of the Lender to enter into the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, is the reaffirmation of the terms of the Guaranty. Guarantor owns directly or indirectly 100% of the stock of the Borrower and thus will benefit from the continued availability to Borrower of the credit facilities provided for in the Warehousing Agreement.

     To induce the Lender to modify the terms of the Warehousing Agreement pursuant to the Amendment and to continue to make available to Borrower the credit facilities provided for the Warehousing Agreement, as so amended, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby reaffirms its obligations under the Guaranty and agrees that the Guaranty shall remain in full force and effect with respect to the Obligations.

First Union National Bank of North Carolina
March 31, 1995

          IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation under seal as of the date and year first written above.

                                   GUARANTOR
                                   EMERGENT GROUP, INC.,
     [CORPORATE SEAL]               a South Carolina corporation

ATTEST:
                                   By:
-------------------------------        ------------------------------
Secretary                                 President

First Union National Bank of North Carolina
March 31, 1995

                                    GUARANTY


     THIS GUARANTY (the "Guaranty") is made and dated as of the _____ day of __________, 1995 by Emergent Mortgage Corp., a South Carolina corporation ("Guarantor").

                                    RECITALS

     A. Pursuant to that certain Mortgage Loan Warehousing Agreement dated as of ___________, 1995 between Guarantor and FIRST UNION NATIONAL BANK OF NORTH CAROLINA (the "Lender") (as amended, extended and replaced from time to time, the "EMC Warehousing Agreement") the Lender has agreed to extend credit to Guarantor on the terms and subject to the conditions set forth therein.

     B. Pursuant to that certain Mortgage Loan Warehousing Agreement dated as of November 22, 1994 between CAROLINA INVESTORS, INC., a South Carolina corporation (the "Company") and the Lender (as amended, extended and replaced form time to time, the "Warehousing Agreement," and with capitalized terms not otherwise defined herein used with the same meanings as in the Warehousing Agreement) the Lender has extended credit to the Company on the terms and subject to the conditions set forth therein.

     C. As a condition precedent to the continued availability of credit to the Company under the Warehousing Agreement, and as a condition precedent to the effectiveness of the EMC Warehousing Agreement and the extension to Guarantor of the credit facility referred to therein, Guarantor is required to execute and deliver to the Lender this Guaranty.

     D. Both one hundred percent (100%) of the outstanding capital voting stock of the Company and one hundred percent (100%) of the outstanding capital voting stock of the Guarantor are owned by Emergent Financial Corporation and thus Guarantor will derive material benefit both from the continued extension of credit by the Lender to the Company pursuant to the Warehousing Agreement and from the extension of credit by the Lender to the Guarantor pursuant to the EMC Warehousing Agreement.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                   AGREEMENT

     1. Guarantor hereby irrevocably and unconditionally guarantees, jointly and severally, the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced or extinguished and thereafter increased or incurred, whether or not the Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

First Union National Bank of North Carolina
March 31, 1995

     2. Guarantor irrevocably and unconditionally guarantees, jointly and severally, the payment of the Obligations whether or not due or payable by the Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, the Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of the Company or Guarantor, and unconditionally promises to pay such Obligations to the Lender, or order, on demand, in lawful money of the United States.

     3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by the Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or
(c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Obligations, or (e) any dissolution of, termination of, or increase, decrease or change in the personnel of, Guarantor, or (f) any payment made to the Lender on the Obligations which any of such Persons repay to the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor's obligations hereunder by reason of any such proceeding.

     4. The obligations of Guarantor hereunder are independent of the Obligations of the Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against the Company and whether or not the Company is joined in any such action or actions. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to Guarantor.

     5. Guarantor authorizes the Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Lender in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, the Company or other obligors. The Lender may without notice to or the further consent of Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

     6. It is not necessary for the Lender to inquire into the capacity or power of the Company or the officers acting or purporting to act on its behalf, and the Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     7. Guarantor waives any right to require the Lender to (a) proceed against the Company or any other party; (b) proceed against or exhaust any security held from the Company; or (c) pursue any other remedy in its power whatsoever. To this end, and without limiting the generality of the foregoing, Guarantor expressly waives any rights Guarantor might otherwise have had under the provisions of North Carolina General Statutes Section Section 26-7 et seq.. The Lender, may, at its election, foreclose on any security

First Union National Bank of North Carolina
March 31, 1995


held for the Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy it may have against the Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against the Company or any security. Guarantor hereby waives any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the Obligations that arise from the existence or performance of Guarantor's obligations under this Guaranty or any other of the Credit Documents (as such claims and rights being referred to as the "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lender has against the Company or any collateral which the Lender now has or hereafter acquires for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights.
If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor's Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor, any payment made by the Company to the Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lender shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lender may be determined to be a preferential payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to the Lender's right to full payment and performance of the Obligations and Guarantor shall not seek to enforce the Guarantor's Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that the Lender shall have no duty to advise Guarantor of information known to it regarding such circumstances or risks.

     8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses incurred by the Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by the Lender and its successors, transferees, and assigns.

     9. No right or power of the Lender hereunder shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by the Lender.

First Union National Bank of North Carolina
March 31, 1995


     10. Guarantor agrees to execute any and all further documents, instruments and agreements as the Lender from time to time reasonably requests to evidence Guarantor's obligations hereunder.

     11.  Guarantor hereby represents and warrants and agrees that:

          (a) Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of South Carolina and is in good standing as a foreign corporation in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to so be in good standing could have a material adverse effect on the property or business of Guarantor or on Guarantor's ability to pay or perform the Obligations or its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on Guarantor or Company or either of their property or business or on the ability of the Company to pay or perform the Obligations or the ability of Guarantor to pay or perform Guarantor's obligations hereunder, and (4) has reviewed and approved the Credit Documents.

          (b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents to which Guarantor is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Credit Documents to which Guarantor is a party have been duly executed and delivered on behalf of Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

          (c) The execution, delivery and performance by Guarantor of the Credit Documents to which Guarantor is a party will not violate any Requirement of Law or any Contractual Obligation of Guarantor to the extent that failure to comply could have a material adverse effect on Guarantor or its property or business or on the ability to pay or perform the Obligations or its obligations hereunder.

          (d) Except as disclosed on Exhibit 1 hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of Guarantor, threatened by or against Guarantor or any of its Subsidiaries or against any of such Person's properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of Guarantor or the Company or on Guarantor and its Consolidated Subsidiaries taken as a whole or on the Collateral or the Collateral Value of the Borrowing Base.

          (e) Each of Guarantor, the Company and each of Guarantor's Consolidated Subsidiaries has filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against any of them or any of the property of any of them other than taxes which

First Union National Bank of North Carolina
March 31, 1995


     are being contested in good faith by appropriate proceedings and as to which Guarantor, the Company or such Subsidiary has established adequate reserves in conformity with GAAP.

          (f) Guarantor is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (g) Neither the Guarantor nor the Company, nor any of the Subsidiaries of either Guarantor or the Company, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Warehousing Agreement will be used, directly or indirectly, for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

          (h) Guarantor and each of its ERISA Affiliates, if any, are in compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

          (i) Guarantor has not issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other existing applicable law, and is in compliance, in all material respects, with all existing applicable rules, regulations and requirements under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended.

          (j) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of Guarantor in connection with the execution and delivery of the Credit Documents to which Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

          (k) Guarantor shall not permit the acquisition, purchase, redemption, retirement, transfer or issuance of any shares of its capital stock now or hereafter outstanding which would result in Emergent Financial Corporation owning less than one hundred percent (100%) of Guarantor's outstanding capital stock.

     12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

     13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

First Union National Bank of North Carolina
March 31, 1995

          Executed and sealed as of the day and year first above written.


                                 Emergent Mortgage Corp., a South Carolina corporation

[CORPORATE SEAL]                 By:
                                          ------------------------------
                                 Name:
                                          ------------------------------
Attest:                          Title:
                                          ------------------------------

By:
          ------------------------------
Name:
          ------------------------------
Title:
          ------------------------------

First Union National Bank of North Carolina
March 31, 1995

                              SECOND AMENDMENT TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT

     SECOND AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment"), dated as of April 30, 1995, among CAROLINA INVESTORS, INC. ("Borrower") EMERGENT FINANCIAL CORPORATION and EMERGENT GROUP, INC. (each, jointly and severally, a "Guarantor" and, collectively, the "Guarantors"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender are parties to a Mortgage Loan Warehousing Agreement dated as of November 22, 1994, as previously amended by that certain letter agreement dated as of March 31, 1995 (as so amended, the "Agreement"); and

     WHEREAS, the parties hereto wish to amend the Agreement as set forth below; and

     WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to continue to make available to the Borrower the credit facilities provided for in the Agreement; and

     WHEREAS, a specific condition to the willingness of the Lender to continue to make available to the Borrower the credit facilities provided for in the Agreement, is the reaffirmation by each of the Guarantors of the Guaranty to which such Guarantor is a party; and

     WHEREAS, each of the Guarantors will derive a material benefit from the continued availability to the Borrower of the credit facilities provided for in the Agreement and is therefore willing to reaffirm the Guaranty to which such Guarantor is a party;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto hereby agree as follows:

     6. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Agreement, as amended hereby.

     7.   Amendments to the Agreement.

     a. Section 2(l)(2) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(2) A commitment fee, such fee to be computed on a per annum basis payable in monthly installments, in arrears, on the applicable dates specified in Paragraph 2(d) hereof, each such installment to be in an amount equal to the product of: (i) the average daily amount by which the Credit Limit exceeds the amount of Loans outstanding, multiplied by (ii) 0.125%, divided by (iii) 12."

     b. The following phrase is hereby added to the end of Section 7(g) of the Agreement immediately prior to the period at the end thereof:

First Union National Bank of North Carolina
March 31, 1995

          "; provided, however, that the Company shall be permitted to guaranty any indebtedness or other obligations of the following two (2) Subsidiaries of the Company: (i) Premier Financial Services, Inc., and
     (ii) The Loan Pro$, Inc. which may be incurred in the normal course of such Subsidiaries' business, so long as the Company or Emergent Financial Corporation remains the sole shareholder of Premier Financial Services, Inc. and continues to own at least eighty percent (80%) of the outstanding capital stock of The Loan Pro$, Inc.

     c. Section 7(o) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "7(o) Maximum Affiliate Receivables. Permit the amount of Affiliate Receivables to exceed an amount equal to (i)(A) from the date hereof through and including June 29, 1995, $21,000,000, (B) from June 30, 1995 through and including December 30, 1995, $15,000,000 and (c) on December 31, 1995 and thereafter, $10,000,000; less (ii) one hundred percent (100%) of all Affiliate Receivables owed to the Company by any Affiliate of the Company at the time of the sale of such Affiliate; provided, however, that in the event that the Company requests that the Lender waive any amount contained in subsection (i) hereof, the Lender shall not unreasonably withhold its consent to such waiver, provided that such waiver is in an amount and for a time period reasonably acceptable to the Lender in its sole discretion."

     d. The definition of the term "Credit Limit" contained in Section 10 of the Agreement is hereby amended by deleting the amount "$10,000,000" therefrom and inserting the amount "$20,000,000" in lieu thereof.

     e. Subparagraph (j) in the definition of the term "Eligible Mortgage Loan" contained in Section 10 of the Agreement is hereby amended by adding the following phrase immediately prior to the period at the end thereof:

     "; and (5) in the case of second priority Mortgage Loans, one (1) lien superior in priority to the Lien in favor of the Company"

     f. Subparagraph (l) in the definition of the term "Eligible Mortgage Loan" contained in Section 10 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(l) The outstanding principal balance of such Mortgage Loan is not less than $40,000 and does not exceed $350,000; provided, however, that the outstanding principal balance of any Mortgage Loan may be less than $40,000 so long as (i) the outstanding principal balance of such Mortgage Loan is not less than $20,000, and (ii) the Unit Collateral Value of such Mortgage Loan, when added to the Unit Collateral Values of all other Mortgage Loans with respect to which the outstanding principal balance is less than $40,000, shall not exceed $5,000,000."

     g. Subparagraph (m) in the definition of the term "Eligible Mortgage Loan" contained in Section 10 of the Agreement is hereby deleted in its entirety and replaced with the following:

First Union National Bank of North Carolina
March 31, 1995

               "(m) The Property shall be improved, such improvements to consist of a completed one-to-four unit owner-occupied single family residence, including, but not limited to, a condominium, planned unit development or townhouse but excluding in any event a co-op or mobile home."

     h. Subparagraph (p) in the definition of the term "Eligible Mortgage Loan" contained in Section 10 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(p) Said Mortgage Loan was originated after January 1, 1991."

     i. Subparagraph (s) in the definition of the term "Eligible Mortgage Loan" contained in Section 10 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(s) Said Mortgage Loan is secured by a first or second priority mortgage or deed of trust on the Property covered thereby."

     j. Subparagraph (w) in the definition of the term "Eligible Mortgage Loan" contained in Section 10 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(w)(i) The original principal balance of said Mortgage Loan is not greater than eighty-five percent (85%) of the fair market value of the Property covered by such Mortgage Loan, as shown on the appraisal delivered to Lender as a Required Document in connection with such Mortgage Loan; and (ii) the aggregate original principal balances of all Mortgage Loans delivered to the Lender as Eligible Mortgage Loans is not greater than eighty percent (80%) of the aggregate fair market value of all the Properties covered by such Mortgage Loans, as shown on the appraisals delivered to Lender as Required Documents in connection with such Mortgage Loans."

     k. The definition of the term "Maturity Date" contained in Section 10 of the Agreement is hereby amended by deleting the date "April 30, 1995" from subsection (a) thereof and inserting the date "March 30, 1996" in lieu thereof.

     l.   The definition of the term "Unit Collateral Value" contained in
Section 10 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "'Unit Collateral Value' shall mean at any time, with respect to each Eligible Mortgage Loan included in the Borrowing Base, eighty percent (80%) of the unpaid principal balance thereof at such time."

     m. Exhibit G to the Agreement is hereby deleted in its entirety and the form of Exhibit G attached as ANNEX II hereto is substituted in lieu thereof.

     n. Exhibit J to the Agreement is hereby deleted in its entirety and the form of Exhibit J attached as ANNEX III hereto is substituted in lieu thereof.

     8. This Amendment shall become effective as of the date hereof, provided that the Agent shall have received the following items:

First Union National Bank of North Carolina
March 31, 1995


     (A) A copy of this Amendment executed by the Borrower, by each of the Guarantors and the Lender (whether such party shall have signed the same or different copies);

     (B) A Reaffirmation of Guaranty (the "Reaffirmation") executed by each of the Guarantors in favor of the Lender, each such Reaffirmation to be substantially in the form of ANNEX I hereto; and

     (C) Resolutions of the Borrower and of each of the Guarantors authorizing the execution of this Amendment and, in the case of each of the Guarantors, the Reaffirmation to which such Guarantor is a party.

     9. The Borrower hereby represents and warrants that as of the effective date hereof, there exists no Default or Event of Default under the Agreement and the Borrower has no claim or cause of action against the Lender arising out of or relating in any way to the Agreement (as amended hereby) or the other Credit Documents, and the Borrower hereby waives and releases any and all claims or causes of action which the Borrower may have as of the effective date hereof against the Lender arising out of or relating in any way to the Agreement (as amended hereby) or the other Credit Documents.

     10. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any provision of the Agreement, or any other document or instrument entered into in connection therewith.

     11. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with each of the Borrower and the Lender.

     12. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     13. From and after the date hereof, all references in the Agreement, and any other document or instrument entered into in connection therewith, to the Agreement shall be deemed to be references to the Agreement as amended hereby.

     14. The Guarantors join in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirm their obligations under the Guaranties.

     15. THE LENDER, THE GUARANTORS AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AMENDMENT.

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

First Union National Bank of North Carolina
March 31, 1995

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and sealed as of the day and year first above written.

                                        CAROLINA INVESTORS, INC.,
     [CORPORATE SEAL]                   a South Carolina corporation

ATTEST:
By:                                     By:
        --------------------------              -----------------------------
Name:                                   Name:
        --------------------------              -----------------------------
Title:                                  Title:
        --------------------------              -----------------------------



                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA, a national banking association
     [CORPORATE SEAL]

ATTEST:
By:                                     By:
        --------------------------              -----------------------------
Name:                                   Name:
        --------------------------              -----------------------------
Title:                                  Title:
        --------------------------              -----------------------------



                                        EMERGENT FINANCIAL CORPORATION, a South
                                        Carolina corporation, as a Guarantor
     [CORPORATE SEAL]

ATTEST:
By:                                     By:
        --------------------------              -----------------------------
Name:                                   Name:
        --------------------------              -----------------------------
Title:                                  Title:
        --------------------------              -----------------------------



                                        EMERGENT GROUP, INC., a South Carolina
                                        corporation, as a Guarantor
     [CORPORATE SEAL]

ATTEST:
By:                                     By:
        --------------------------              -----------------------------
Name:                                   Name:
        --------------------------              -----------------------------
Title:                                  Title:
        --------------------------              -----------------------------

First Union National Bank of North Carolina
March 31, 1995

                                                                         ANNEX I
                           REAFFIRMATION OF GUARANTY

First Union National Bank of North Carolina
March 31, 1995

                                                                        ANNEX II

                                   EXHIBIT G
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF NOVEMBER 22, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                        FORM OF BORROWING BASE SCHEDULE


     This Borrowing Base Schedule is furnished pursuant to the Mortgage Loan Warehousing Agreement dated as of November 22, 1994, as amended from time to time, among the Company and the Lender (the "Agreement"). Unless otherwise defined herein, the terms used in this Borrowing Base Schedule have the meanings ascribed thereto in the Agreement.

A.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans in
     Borrowing Base as of previous
     Borrowing Base Schedule delivered
     by the Company                                       $
                                                           ------------
B.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans submitted
     for inclusion in Borrowing Base
     since previous Borrowing Base
     Schedule delivered by the Company                    $
                                                           ------------
C.   Sum of (A plus B)                                    $
                                                           ------------
D.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans previously
     released by the Lender under trust
     receipts for which the full purchase
     price has been received by the Lender
     since previous Borrowing Base Schedule
     delivered by the Company                             $
                                                           ------------
E.   Amount by which Aggregate Unit Collateral
     Values of Eligible Mortgage Loans
     withdrawn from the possession of the
     Lender under a trust receipt and not
     returned to the Lender exceeds $500,000              $
                                                           ------------



First Union National Bank of North Carolina
March 31, 1995

F.   Aggregate Unit Collateral Values of Eligible
     Mortgage Loans withdrawn from the
     possession of the Lender under a trust
     receipt more than 10 days prior to the date
     of this schedule and not returned to
     the Lender                                            $
                                                            -----------
G.   Aggregate Unit Collateral Values of
     Eligible Mortgage Loans withdrawn from
     the possession of the Lender and shipped
     to an investor for purchase more than
     30 days prior to the date of this schedule
     and not returned to the Lender or for which
     the full purchase price has not been
     received by the Lender                                $
                                                            -----------
H.   Aggregate Unit Collateral Value of
     Eligible Mortgage Loans for which
     the original recorded mortgage has not
     been delivered to the Lender within 150
     days of inclusion in the Borrowing Base               $
                                                            -----------
I.   Amount by which the Unit Collateral Values
     of all Mortgage Loans with respect to which
     the outstanding principal balance is less
     than $40,000 exceeds $5,000,000                       $
                                                            -----------
J.   Sum of (D plus E plus F plus G plus H
     plus I)                                               $
                                                            -----------
K.   Adjusted Collateral Value of the
     Borrowing Base (C minus J)                            $
                                                            -----------
L.   Aggregate principal amount of Loans
     outstanding                                           $
                                                            -----------
M.   Borrowing Base availability (K minus L;
     must equal or exceed zero)                            $
                                                            -----------


     The undersigned hereby certifies that, as of the date hereof:

(1)  I am the duly elected _______________ of the Company;

(2) The above schedule accurately states the Collateral Value of the Borrowing Base and the aggregate principal amount of Loans outstanding;

(3) All Mortgage Loans included in the Borrowing Base as Eligible Mortgage Loans comply in all respects with the requirements of the definition of "Eligible Mortgage Loan"; and

First Union National Bank of North Carolina
March 31, 1995


(4) I have no knowledge of the existence of any condition or event which constitutes an Event of Default under the Agreement.

Certified on behalf of the undersigned this _____ day of _________, 19___.

                         CAROLINA INVESTORS, INC.


                         By:
                                 ---------------------------------------
                         Name:
                                 ---------------------------------------
                         Title:
                                 ---------------------------------------

First Union National Bank of North Carolina
March 31, 1995

                                                                       ANNEX III
                                   EXHIBIT J
                                       TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                         DATED AS OF NOVEMBER 22, 1994
                  BY AND BETWEEN CAROLINA INVESTORS, INC. AND
                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                         SCHEDULE OF REQUIRED DOCUMENTS

     1. An original written Loan Request, signed by an officer of the Company who is authorized to make such request;

     2. An original fully completed Delivery Certificate (as defined in the Security Agreement);

     3. The original executed promissory note relating to the Mortgage Loan (properly endorsed or assigned to the Company if purchased by the Company), which promissory note shall be duly endorsed in blank and assigned in blank without recourse by the Company;

     4. The original executed mortgage or deed of trust relating to the Mortgage Loan duly recorded in the appropriate jurisdiction; provided, however, that a certified copy of the executed mortgage or deed of trust relating to the Mortgage Loan may be delivered to the Lender in lieu of the original recorded deed of trust or mortgage until such time as the original recorded mortgage or deed of trust is received from the recording jurisdiction and submitted to the Lender, provided further that such original recorded deed of trust or mortgage must be delivered to the Lender within one hundred fifty (150) days following the inclusion of the Mortgage Loan in the Borrowing Base;

     5. An original executed and recordable but unrecorded assignment of the mortgage or deed of trust relating to the Mortgage Loan (unless the Lender determines that under applicable State law the assignment should be recorded in order to adequately protect its interest, in which case the assignment shall be recorded by the Company and a certified true copy thereof shall be provided to the Lender), together with the original or a duly certified copy of a proper assignment or assignments of the mortgage or deed of trust from the original holder through any subsequent transferees to the Company, duly recorded if local requirements in the jurisdiction in which the Property is located required the recordation of such assignment or assignments;

     6. An original (or a certified copy of a) mortgagee title insurance policy issued by a nationally recognized title insurance company acceptable to the Lender, together with any attachments and customary endorsements thereto, which insures that the mortgage or deed of trust securing the promissory note relating to the Mortgage Loan is a valid and enforceable first or second lien on the Property covered by the Mortgage Loan);

     7. A copy of the first two pages of an appraisal of the Property covered by the Mortgage Loan by an appraiser acceptable to the Lender in its sole and absolute discretion, which appraisal demonstrates that the principal amount of the promissory note relating to such Mortgage Loan is not greater than the lesser of (i) eighty-five percent (85%) of the fair market appraisal of such Property or (ii) the purchase price paid by the Obligor on such Mortgage Loan for the Property, provided that such purchase occurred simultaneously with the closing of the Mortgage Loan; and

First Union National Bank of North Carolina
March 31, 1995

          8. Satisfactory evidence of compliance with the requirements of such other laws as may, from time to time, become applicable to the Mortgage Loan.

First Union National Bank of North Carolina
March 31, 1995

                           REAFFIRMATION OF GUARANTY

TO:  First Union National Bank of North Carolina
     One First Union Center
     301 South College Street,
     CORP-15, TW-19
     Charlotte, North Carolina  28288

     THIS REAFFIRMATION OF GUARANTY (this "Reaffirmation"), dated as of April 30, 1995, is made by EMERGENT FINANCIAL CORPORATION, a South Carolina corporation ("Guarantor"), in favor of the "Lender" (as defined below) and is executed pursuant to the terms of that certain Second Amendment to Mortgage Loan Warehousing Agreement of even date herewith (the "Amendment") among Carolina Investors, Inc. ("Borrower") the Guarantor, Emergent Group, Inc. and First Union National Bank of North Carolina ("Lender") which Amendment amends that certain Mortgage Loan Warehousing Agreement dated as of November 22, 1994 among the Borrower, the Guarantors and Lender, as previously amended by that certain letter agreement dated as of March 31, 1995 among the Borrower, the Guarantors and the Lender (as so amended, the "Warehousing Agreement"). Capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings set forth in the Warehousing Agreement, as amended by the Amendment.

     Pursuant to the terms and conditions of the Warehousing Agreement, Guarantor executed a Guaranty dated as of November 22, 1994 in favor of the Lender, pursuant to which Guarantor agreed to guaranty the payment of the Obligations of Borrower to Lender.

     Lender has agreed to amend the Warehousing Agreement as set forth in the Amendment.

     A specific condition to the willingness of the Lender to enter into the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, is the reaffirmation of the terms of the Guaranty. Guarantor owns directly or indirectly 100% of the stock of the Borrower and thus will benefit from the continued availability to Borrower of the credit facilities provided for in the Warehousing Agreement.

     To induce the Lender to modify the terms of the Warehousing Agreement pursuant to the Amendment and to continue to make available to Borrower the credit facilities provided for the Warehousing Agreement, as so amended, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby reaffirms its obligations under the Guaranty and agrees that the Guaranty shall remain in full force and effect with respect to the Obligations.

First Union National Bank of North Carolina
March 31, 1995

          IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation under seal as of the date and year first written above.

                                   GUARANTOR

                                   EMERGENT FINANCIAL CORPORATION,
     [CORPORATE SEAL]              a South Carolina corporation

ATTEST:
                                   By:
-----------------------------          ---------------------------
Secretary                                 President

First Union National Bank of North Carolina
March 31, 1995

                           REAFFIRMATION OF GUARANTY

TO:  First Union National Bank of North Carolina
     One First Union Center
     301 South College Street,
     CORP-15, TW-19
     Charlotte, North Carolina  28288

     THIS REAFFIRMATION OF GUARANTY (this "Reaffirmation"), dated as of April 30, 1995, is made by EMERGENT GROUP, INC., a South Carolina corporation ("Guarantor"), in favor of the "Lender" (as defined below) and is executed pursuant to the terms of that certain Second Amendment to Mortgage Loan Warehousing Agreement of even date herewith (the "Amendment") among Carolina Investors, Inc. ("Borrower") the Guarantor, Emergent Financial Corporation and First Union National Bank of North Carolina ("Lender") which Amendment amends that certain Mortgage Loan Warehousing Agreement dated as of November 22, 1994 among the Borrower, the Guarantors and Lender, as previously amended by that certain letter agreement dated as of March 31, 1995 among the Borrower, the Guarantors and the Lender (as so amended, the "Warehousing Agreement"). Capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings set forth in the Warehousing Agreement, as amended by the Amendment.

     Pursuant to the terms and conditions of the Warehousing Agreement, Guarantor executed a Guaranty dated as of November 22, 1994 in favor of the Lender, pursuant to which Guarantor agreed to guaranty the payment of the Obligations of Borrower to Lender.

     Lender has agreed to amend the Warehousing Agreement as set forth in the Amendment.

     A specific condition to the willingness of the Lender to enter into the Amendment and to continue to make available to Borrower the credit facilities provided for in the Warehousing Agreement, as so amended, is the reaffirmation of the terms of the Guaranty. Guarantor owns directly or indirectly 100% of the stock of the Borrower and thus will benefit from the continued availability to Borrower of the credit facilities provided for in the Warehousing Agreement.

     To induce the Lender to modify the terms of the Warehousing Agreement pursuant to the Amendment and to continue to make available to Borrower the credit facilities provided for the Warehousing Agreement, as so amended, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby reaffirms its obligations under the Guaranty and agrees that the Guaranty shall remain in full force and effect with respect to the Obligations.

First Union National Bank of North Carolina
March 31, 1995


     IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation under seal as of the date and year first written above.

                                   GUARANTOR

                                   EMERGENT GROUP, INC.,
     [CORPORATE SEAL]              a South Carolina corporation

ATTEST:
                                   By:
-----------------------------          ---------------------------------
Secretary                                  President

First Union National Bank of North Carolina
March 31, 1995

                               THIRD AMENDMENT TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT

     THIRD AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment"), dated as of ___________, 1995, among CAROLINA INVESTORS, INC. ("Borrower"), EMERGENT FINANCIAL CORPORATION, EMERGENT GROUP, INC. and EMERGENT MORTGAGE CORP. (each, jointly and severally, a "Guarantor" and, collectively, the "Guarantors"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender are parties to a Mortgage Loan Warehousing Agreement dated as of November 22, 1994, as previously amended by that certain letter agreement dated as of March 31, 1995 and by that certain Second Amendment to Mortgage Loan Warehousing Agreement dated as of April 30, 1995 (as so amended, the "Agreement"); and

     WHEREAS, the parties hereto wish to amend the Agreement as set forth below; and

     WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to continue to make available to the Borrower the credit facilities provided for in the Agreement; and

     WHEREAS, a specific condition to the willingness of the Lender to continue to make available to the Borrower the credit facilities provided for in the Agreement, is the reaffirmation by each of Emergent Financial Corporation and Emergent Group, Inc. of the Guaranty to which such Guarantor is a party and the guaranty by Emergent Mortgage Corporation of the Obligations; and

     WHEREAS, each of the Guarantors will derive a material benefit from the continued availability to the Borrower of the credit facilities provided for in the Agreement and therefore each of Emergent Financial Corporation and Emergent Group, Inc. is willing to reaffirm the Guaranty to which such Guarantor is a party and Emergent Mortgage Corporation is willing to enter into a guaranty of the Obligations;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto hereby agree as follows:

     9. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Agreement, as amended hereby.

     10.  Amendments to the Agreement.

     a. Section 1(a)(1) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(1) The difference of (A) the Credit Limit and (B) the principal amount outstanding under the EMC Facility;"

     b. Section 2(b) of the Agreement is hereby amended by deleting the time "10:00 a.m." contained therein and substituting the time "12:00 p.m." in lieu thereof.

First Union National Bank of North Carolina
March 31, 1995


     c. Section 2(l)(2) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(2) A commitment fee, such fee to be computed on a per annum basis payable in monthly installments, in arrears, on the applicable dates specified in Paragraph 2(d) hereof, each such installment to be in an amount equal to the product of: (i) the average daily amount by which the Credit Limit exceeds the sum of (A) the amount of Loans outstanding and
     (B) the principal amount outstanding under the EMC Facility, multiplied by
     (ii) 0.125%, divided by (iii) 12."

     d. Section 3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "3(a)     Security Agreement and Financing Statements.  On or before the date hereof, the Company shall execute and deliver to the Lender: (1) a security agreement in the form of that attached hereto as Exhibit B (the "Security Agreement"), pursuant to which the Company shall pledge, assign and grant to the Lender a perfected, first priority security interest in and lien upon the Collateral as security for the Obligations and the Guaranteed Obligations, and (2) such UCC financing statements as the Lender may request."

     e. Section 3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "3(b)     Parent Guaranties.  On or before the date hereof, the
     Company shall cause to be executed and delivered to the Lender by each of the Parent Guarantors a continuing guaranty substantially in the form of that attached hereto as Exhibit C-1 (collectively, the "Parent Guaranties")."

     f.   The existing Section 3(c) to the Agreement is hereby changed to
Section 3(d) and a new Section 3(c) is hereby added to the Agreement as follows:

          "3(c)     Affiliate Guaranty.  Upon request of the Lender, the
     Company shall cause to be executed and delivered to the Lender by EMC a continuing guaranty substantially in the form of that attached hereto as Exhibit C-2 (the "Affiliate Guaranty")."

     g. Section 5(p) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "5(p)     Subsidiaries.  The Company has no Subsidiaries."

     h. Section 6(a)(2) of the Agreement is hereby amended by deleting the phrase "7(k), 7(l), 7(m), 7(n), 7(o), 7(p), 7(q), 7(r), 7(s), 7(t), and 7(u)"
therefrom and substituting the phrase "7(k) through 7(u), inclusive," in lieu thereof.

     i. Section 6(a)(2) of the Agreement is hereby amended by adding the following phrase immediately preceding the period at the end thereof:

First Union National Bank of North Carolina
March 31, 1995


          "and further stating that no default or event of default exists under any credit or financing agreement to which any Affiliate of the Company is a party".

     j. Section 6(a)(4) and 6(a)(5) of the Agreement are hereby amended by deleting the phrase "either Guarantor" in each instance in which it appears therein and substituting the phrase "any Guarantor" therefor in each instance.

     k.   A new Section 6(b)(6) is hereby added to the Agreement as follows:

          "(6) Promptly, and in any event within five (5) business days after the Company receives notice thereof, notice of the occurrence of any default or event of default under any credit or financing agreement to which any Affiliate of the Company is a party.

     l. Section 7(f) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "7(f)     Subsidiaries.  Without the prior consent of the Lender
     (which consent shall not be unreasonably withheld), organize any Subsidiary."

     m. Section 7(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "7(g)     Investments; Advances; Guaranties.  Make or commit to make any advance, loan or extension of credit (other than Mortgage Loans made in the ordinary course of the Company's business) or capital contribution to, or purchase any stocks, bonds, notes, debenture or other securities of, or make any other investment in, or guaranty the indebtedness or obligations of any other Person, in excess of the level permitted in Paragraph 7(o) below; provided, however, that (i) the Company shall be permitted to guaranty the indebtedness or other obligations of the following two (2) Affiliates of the Company: (A) Premier Financial Services, Inc., and (B) The Loan Pro$, Inc., which may be incurred in the normal course of such Affiliates' business, so long as Emergent Financial Corporation remains the sole shareholder of Premier Financial Services, Inc. and continues to own at least eighty percent (80%) of the outstanding capital stock of The Loan Pro$, Inc., (ii) the Company shall be permitted to guaranty any indebtedness of EMC to the Lender under the EMC Facility pursuant to the Company Guaranty, and (iii) the Company shall be permitted to make advances to EMC."

     n. Section 7(i) of the Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

          "7(i)     Dividends.  Without the prior consent of the Lender (which consent shall not be unreasonably withheld), during any period consisting of four (4) consecutive fiscal quarters, declare and pay any dividends, or return any capital, to its shareholders or authorize or make any other distribution, payment or delivery of property or cash to its shareholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any option or warrants issued by it for or with respect to its capital stock), or set aside any funds for any of the foregoing purposes, in excess of fifty

First Union National Bank of North Carolina
March 31, 1995


     percent (50%) of the Company's net income as determined in accordance with GAAP in effect as of the most recent quarter end for such four (4) consecutive fiscal quarters; provided, however, that the Company shall make no dividend or distribution under this Paragraph 7(i) if, at the time of or after giving effect to such dividend or distribution, an Event of Default shall have occurred and be continuing."

     o. Section 7(k) of the Agreement is hereby amended by deleting the amount "$2,750,000.00" contained therein and substituting the amount "$4,000,000.00" therefor.

     p. Section 7(m) of the Agreement is hereby amended by deleting the amount "$5,000,000.00" contained therein and substituting the amount "$6,500,000.00" therefor.

     q. Section 7(o) of the Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

          "7(o)     Maximum Affiliate Receivables.  Permit the amount of
     Affiliate Receivables at any time to exceed the lesser of (i) an amount equal to $25,000,000 less one hundred percent (100%) of all Affiliate Receivables owed to the Company by any Affiliate of the Company at the time of the sale of such Affiliate; or (ii) Book Net Worth plus twenty percent (20%) of Investor Obligations."

     r.   Section 7(p) of the Agreement is hereby deleted in its entirety.

     s. Section 7(q) of the Agreement is hereby amended by deleting the ratio "1.75:1.0" contained therein and substituting the amount "1.25:1.0" therefor.

     t. Section 7(r) of the Agreement is hereby amended by deleting the ratio "3.0:1.0" contained therein and substituting the amount "1.75:1.0" therefor.

     u. Section 7(s) of the Agreement is hereby deleted in its entirety and substituting the following paragraph in lieu thereof:

          "7(s) Delinquency Ratio. Permit the ratio of (i) all Mortgage Loans owned by the Company and all mortgage loans owned by EMC, collectively, to
     (ii) all Mortgage Loans owned by the Company and all mortgage loans owned by EMC, in each case with respect to which any payment of principal or interest is more than thirty (30) days past due the payment due date set forth in the underlying loan documents, collectively, to be less than 5.0:1.0."

     v.   Section 7(t) of the Agreement is hereby deleted in its entirety.

     w. Section 8(b) of the Agreement is hereby amended by deleting the phrase "either of the Guarantors" contained therein and substituting the phrase "any of the Guarantors" in lieu thereof.

     x. Section 8(f) of the Agreement is hereby amended by deleting the phrase "either of the Guarantors" in each instance in which it is contained therein and substituting the phrase "any of the Guarantors" in lieu thereof in each instance.

First Union National Bank of North Carolina
March 31, 1995

     y. Section 8(i) of the Agreement is hereby amended by deleting the phrase "Either of the Guarantors" contained therein and substituting the phrase "Any of the Guarantors" in lieu thereof in each instance.

     z. The following paragraphs are hereby added as new Paragraphs 8(m) and 8(n) to the Agreement:

          "8(m)  An Event of Default shall occur under the EMC Facility; or

          "8(n) A default or event of default shall occur under any credit or financing agreement to which any Affiliate of the Company is a party, any applicable cure period provided for in such credit or financing agreement shall have lapsed, and such default or event of default shall have continued uncured for thirty (30) days following the lapse of such cure period, if any (provided, however, that notwithstanding the foregoing, the occurrence of a payment default under any such credit or financing agreement shall constitute an automatic and immediate Event of Default hereunder).

     aa. The following definitions are hereby added to Section 10 of the Agreement as new definitions:

          "`Affiliate Guaranty' shall have the meaning given such term in Paragraph 3(c) above, as such instrument may be amended, extended or replaced from time to time."

          "`Company Guaranty' shall mean that certain Guaranty of even date herewith executed and delivered by the Company to the Lender, pursuant to which the Company shall guaranty the payment and performance of the Guaranteed Obligations."

          "`EMC' shall mean Emergent Mortgage Corporation, a South Carolina corporation."

          "`EMC Facility' shall mean that certain revolving credit facility extended by the Lender to EMC pursuant to the terms of that certain Mortgage Loan Warehousing Agreement dated as of __________________, 1995 between EMC and the Lender and any and all agreements, documents and instruments executed in connection therewith, as any of such items may be amended, extended or replaced from time to time."

          "`Guaranteed Obligations' shall mean any and all debts, obligations, and liabilities of EMC to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished, and later increased, created or incurred), arising out of or related to the EMC Facility or any of the agreements, documents and instruments executed in connection therewith."

          "`Parent Guaranties' shall have the meaning given such term in Paragraph 3(b) above, as both or either of such instruments may be amended, extended or replaced from time to time, and "Parent Guaranty" shall mean either of such instruments, as the context requires."





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First Union National Bank of North Carolina
March 31, 1995


          "`Parent Guarantors' shall mean, collectively, EFI and EGI, and "Parent Guarantor" shall mean either of the foregoing Persons, as the context requires."

     bb. The definition of "Affiliate Receivables" contained in Section 10 of the Agreement is hereby deleted in its entirety and the following definition is hereby substituted in lieu thereof:

          "`Affiliate Receivables' shall mean that amount reflected on the consolidated balance sheet of the Company and its Subsidiaries as due to the Company from Affiliates of the Company other than EMC (and as determined in accordance with GAAP)."

     cc. The definition of "Borrowing Base" contained in Section 10 of the Agreement is hereby amended by adding the phrase "and the Guaranteed Obligations" to the end thereof.

     dd. The definition of "Eligible Mortgage Loan" contained in Section 10 of the Agreement is hereby amended by deleting the amount "$500,000" contained in subsection (k)(1) thereof and substituting the amount "$250,000" in lieu thereof.

     ee. The definition of "Eligible Mortgage Loan" contained in Section 10 of the Agreement is hereby amended by deleting subsection (l) thereof in its entirety and substituting the following in lieu thereof:

          "(l) The outstanding principal balance of such Mortgage Loan is not less than $40,000 and does not exceed $350,000; provided, however, that the outstanding principal balance of any Mortgage Loan may be less than $40,000 so long as (i) the outstanding principal balance of such Mortgage Loan is not less than $20,000, and (ii) the Unit Collateral Value of such Mortgage Loan, when added to (A) the Unit Collateral Value of all other Mortgage Loans with respect to which the outstanding principal balance is less than $40,000, and (B) the "Unit Collateral Value" of all mortgage loans delivered to the Lender as "Eligible Mortgage Loans" under the EMC Facility with respect to which the outstanding principal balance is less than $40,000, shall not exceed $5,000,000."

     ff. The definition of "Eligible Mortgage Loan" contained in Section 10 of the Agreement is hereby amended by deleting subsection (w) thereof in its entirety and substituting the following in lieu thereof:

          "(w) (i) The original principal balance of said Mortgage Loan is not greater than eighty-five percent (85%) of the fair market value of the Property covered by such Mortgage Loan, as shown on the appraisal delivered to Lender as a Required Document in connection with such Mortgage Loan; and (ii) the aggregate principal balance of (A) all Mortgage Loans delivered to the Lender as Eligible Mortgage Loans plus (B) all mortgage loans delivered to the Lender as "Eligible Mortgage Loans" under the EMC Facility, is not greater than eighty percent (80%) of the aggregate fair market value of (X) all the Properties covered by such Mortgage Loans, as shown on the appraisals delivered to Lender as Required Documents in connection with such Mortgage Loans, plus (Y) all the real property covered by those mortgage loans delivered to the Lender as "Eligible Mortgage Loans" under the EMC Facility, as shown on the appraisals delivered to Lender delivered in connection therewith."

First Union National Bank of North Carolina
March 31, 1995

     gg. The definition of "Guaranties" contained in Section 10 of the Agreement is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

          "`Guaranties' shall mean, collectively, the Parent Guaranties and the Affiliate Guaranty, and "Guaranty" shall mean any of such instruments, as the context requires."

     hh. The definition of "Guarantors" contained in Section 10 of the Agreement is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

          "`Guarantors' shall mean, collectively, the Parent Guaranties and EMC, and "Guarantor" shall mean any of the foregoing Persons, as the context requires."

     ii. The definition of "Monthly Operating Report" contained in Section 10 of the Agreement is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

          "'Monthly Operating Report'" shall mean a report with respect to the Company and EMC, collectively, substantially in the form of that attached hereto as Exhibit K."

     jj. The definition of "Non-Performing Assets" contained in Section 10 of the Agreement is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

          "'Non-Performing Assets' shall mean, as to the Company and EMC, collectively, (i) the outstanding principal balance of all Mortgage Loans owned by the Company, and the outstanding principal balance of all mortgage loans owned by EMC, which are classified as "non-accruing" or "non- performing" on the most recent Monthly Operating Report delivered by either the Company or EMC to the Lender on which are in the process of foreclosure, and (ii) the amount shown on the most recent consolidated balance sheet of the Company and its Subsidiaries as the value of all real property owned by the Company or its Subsidiaries other than any real property on which the offices of the Company or its Subsidiaries are located, and (iii) the amount shown on the most recent balance sheet of EMC as the value of all real property owned by EMC other than any real property on which the offices of EMC are located."

     kk. Schedule I to the Agreement is hereby amended by adding the following name and address thereto as an additional Guarantor:

     "Emergent Mortgage Corporation
      208 Garvin Street
      Pickens, South Carolina  29671
      Attention:  Keith B. Giddens"

     ll. Exhibit C to the Agreement is hereby changed to Exhibit C-1 of the Agreement and a new Exhibit C-2 is hereby added to the Agreement in the form attached as ANNEX I hereto.

     mm. Exhibit G to the Agreement is hereby amended by deleting the amount "$500,000" contained in Section E thereof and substituting the amount "$250,000" in lieu thereof.

First Union National Bank of North Carolina
March 31, 1995

     nn. Exhibit G to the Agreement is hereby amended by deleting Section I thereof in its entirety and substituting the following paragraph in lieu thereof:

     "I.  Amount by which the sum of (i)
          the Unit Collateral Value of all
          Mortgage Loans with respect to
          which the outstanding principal
          balance is less than $40,000,
          plus (ii) the "Unit Collateral
          Value" of all mortgage loans
          delivered to the Lender as
          "Eligible Mortgage Loans" under
          the EMC Facility with respect
          to which the outstanding principal
          balance is less than $40,000,
          exceeds $5,000,000
                                                         $_________"

     oo. Exhibit H to the Agreement is hereby amended by deleting the phrase "7(k), 7(l), 7(m), 7(n), 7(o), 7(p), 7(q), 7(r), 7(s), 7(t), and 7(u)" from the fourth paragraph thereof and substituting the phrase "7(k) through 7(u), inclusive," in lieu thereof.

     pp. Exhibit H to the Agreement is hereby amended by adding the following phrase to the end of the third paragraph thereof, immediately preceding the period at the end thereof:

          ", and (iii) no default or event of default exists under any credit or financing agreement to which any Affiliate of the Company is a party"

     11. This Amendment shall become effective as of the date hereof, provided that the Agent shall have received the following items:

     (A) A copy of this Amendment executed by the Borrower, by each of the Guarantors and the Lender (whether such parties shall have signed the same or different copies);

     (B)  The Affiliate Guaranty executed by EMC in favor of the Lender;

     (C) A Reaffirmation of Guaranty (the "Reaffirmation") executed by each of Emergent Financial Corporation and Emergent Group, Inc. in favor of the Lender;

     (D) A copy of the First Amendment to Security Agreement executed by the Borrower and the Lender (whether such parties shall have signed the same or different copies) in form and substance satisfactory to the Lender;

     (E) Such UCC-3 Financial Statement amendments listing the Borrower as debtor and the Lender as secured party as may be requested by the Lender; and

     (F)  Resolutions of the Borrower and of each of the Guarantors authorizing
          (i) the execution of this Amendment, (ii) in the case of Emergent Financial Corporation and Emergent Group, Inc., the Reaffirmation to which such Guarantor is a party, and (iii) in the case of EMC, the Guaranty to which EMC is a party.

First Union National Bank of North Carolina
March 31, 1995

     12. The Borrower hereby represents and warrants that as of the effective date hereof, there exists no Default or Event of Default under the Agreement and the Borrower has no claim or cause of action against the Lender arising out of or relating in any way to the Agreement (as amended hereby) or the other Credit Documents, and the Borrower hereby waives and releases any and all claims or causes of action which the Borrower may have as of the effective date hereof against the Lender arising out of or relating in any way to the Agreement (as amended hereby) or the other Credit Documents.

     13. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any provision of the Agreement, or any other document or instrument entered into in connection therewith.

     14. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with each of the Borrower and the Lender.

     15. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     16. From and after the date hereof, all references in the Agreement, and any other document or instrument entered into in connection therewith, to the Agreement shall be deemed to be references to the Agreement as amended hereby.

     17. The Guarantors join in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirm their obligations under the Guaranties.

     18. THE LENDER, THE GUARANTORS AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AMENDMENT.


             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

First Union National Bank of North Carolina
March 31, 1995

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and sealed as of the day and year first above written.

                                        CAROLINA INVESTORS, INC.,
     [CORPORATE SEAL]                   a South Carolina corporation

ATTEST:
By:                                     By:
       --------------------------              ---------------------------
Name:                                   Name:
       --------------------------              ---------------------------
Title:                                  Title:
       --------------------------              ---------------------------

                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA, a national banking association
     [CORPORATE SEAL]

ATTEST:
By:                                     By:
       --------------------------              ---------------------------
Name:                                   Name:
       --------------------------              ---------------------------
Title:                                  Title:
       --------------------------              ---------------------------

                                        EMERGENT FINANCIAL CORPORATION, a South
                                        Carolina corporation, as a Guarantor
     [CORPORATE SEAL]

ATTEST:
By:                                     By:
       --------------------------              ---------------------------
Name:                                   Name:
       --------------------------              ---------------------------
Title:                                  Title:
       --------------------------              ---------------------------


                                        EMERGENT GROUP, INC., a South Carolina
                                        corporation, as a Guarantor
     [CORPORATE SEAL]

ATTEST:
By:                                     By:
       --------------------------              ---------------------------
Name:                                   Name:
       --------------------------              ---------------------------
Title:                                  Title:
       --------------------------              ---------------------------

                                        EMERGENT MORTGAGE CORP., a South
                                        Carolina corporation, as a Guarantor
     [CORPORATE SEAL]

ATTEST:
By:                                     By:
       --------------------------              ---------------------------
Name:                                   Name:
       --------------------------              ---------------------------
Title:                                  Title:
       --------------------------              ---------------------------

First Union National Bank of North Carolina
March 31, 1995

                                    ANNEX I